$900,000,000 (Approximate)

Saxon Asset Securities Trust 2004-3

Mortgage Loan Asset-Backed Notes,

Series 2004-3

Saxon Funding Management, Inc.

Seller and Master Servicer

Saxon Asset Securities Company

Depositor

Saxon Mortgage Services, Inc.

Servicer

September 30, 2004

.

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Preliminary Term Sheet                                              Date Prepared: September 30, 2004

$900,000,000 (Approximate)

Saxon Asset Securities Trust 2004-3

Subject to a +/- 10% Variance

Class(1, 3, 4)	Principal Amount ($) (1)	Note Type	Expected Rating (Moody’s/S&P)	WAL (Yrs) Call/Mat (2)	Prin Window (Mths) to Call/Mat (2)	Assumed Final Payment Date(6)
A-1	$372,200,000	SEN-FLT	Aaa/AAA	2.15/2.37	1-72/1-168	November 2034
A-2	$201,000,000	SEN-FLT	Aaa/AAA	1.00/1.00	1-22/1-22	November 2034
A-3	$155,300,000	SEN-FLT	Aaa/AAA	3.00/3.03	22-72/22-84	November 2034
A-4	$15,800,000	SEN-FLT	Aaa/AAA	5.99/8.87	72-72/84-147	November 2034
M-1	$31,500,000	MEZ-FLT	Aa1/AA+	4.59/5.04	46-72/46-137	November 2034
M-2	$27,900,000	MEZ-FLT	Aa2/AA	4.44/4.88	43-72/43-131	November 2034
M-3	$16,200,000	MEZ-FLT	Aa3/AA-	4.37/43.79	42-72/42-124	November 2034
M-4	$16,650,000	MEZ-FLT	A1/A+	4.32/4.73	41-72/41-119	November 2034
M-5	$13,950,000	MEZ-FLT	A2/A+	4.29/4.66	40-72/40-113	November 2034
M-6	$13,950,000	MEZ-FLT	A3/A	4.26/4.60	39-72/39-109	November 2034
B-1	$12,600,000	SUB-FLT	Baa1/A-	4.24/4.54	38-72/39-109	November 2034
B-2	$12,150,000	SUB-FLT	Baa2/BBB+	4.22/4.44	38-72/38-102	November 2034
B-3	$10,800,000	SUB-FLT	Baa3/BBB	4.20/4.29	37-72/37-84	November 2034
A-IO(5)	Notional	NAS-IO	Aaa/AAA	NA	NA	September 2006
Total:	$900,000,000

(1)      The Class A-1 Notes are backed primarily by the cash flows from a pool of conforming balance mortgage loans. The Class A-2, Class A-3 and Class A-4 Notes are backed primarily by the cash flows from a pool of conforming balance and non-conforming balance mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes are backed primarily by both groups of mortgage loans.  The principal amount or notional amount of each class of Offered Securities is subject to a +/- 10% variance.

(2)      See “Pricing Prepayment Speed” herein.

(3)      The Notes are subject to a 10% Clean-up Call (as described herein). After the first payment date on which the Clean-up Call is exercisable, the margin on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will increase by 1.5 times.

(4)      All Offered Securities, other than the Class A-IO Notes, are subject to the Fixed Rate Cap (as described herein).

(5)      The Class A-IO Notes will not receive any principal payments, but will accrue interest on its related notional balance (a “Notional Amount”), pursuant to the Class A-IO Notional Balance Schedule (as defined herein).

(6)      Assumes latest maturity date of Mortgage Loans plus one month, subject to final collateral.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

CONTACTS

RBS Greenwich Capital

Asset-Backed Finance
Adam Smith	(203) 618-2271

Patrick Leo	(203) 618-2952

Trading
Ron Weibye	(203) 625-6160

Peter McMullin	(203) 625-6160

Rating Agencies

S&P
Waqas Shaikh	(212) 438-6318

Moody’s
Ido Gonen	(212) 553-0323

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Issuer	Saxon Asset Securities Trust 2004-3, a Delaware statutory trust.

Seller and Master Servicer	Saxon Funding Management, Inc.

Depositor	Saxon Asset Securities Company.

Servicer	Saxon Mortgage Services, Inc.

Indenture Trustee and Trust Administrator	Deutsche Bank Trust Company Americas.

Owner Trustee	Wilmington Trust Company.

Lead Underwriter	Greenwich Capital Markets, Inc.

Co-Underwriters	Credit Suisse First Boston, JP Morgan, and Merrill Lynch.

Notes

The Class A-1 Notes are referred to herein as the “Group I Notes.” The Class A-2, Class A-3 and Class A-4 Notes are collectively referred to herein as the “Group II Notes”. The Group I Notes, Group II Notes and Class A-IO Notes are collectively referred to herein as the “Senior Notes.”  The Senior Notes and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes (together the “Subordinate Notes”) are the subject of this Preliminary Term Sheet and are collectively referred to herein as the “Offered Securities” or the “Notes”.  The issuer will also issue ownership certificates, which are not a subject of this Preliminary Term Sheet.

Rating Agencies	Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's Ratings Services, Inc. ("S&P"), a division of The McGraw-Hill Companies, Inc.

Registration	The Offered Securities will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.

Statistical Cut-Off Date	September 1, 2004.

Cut-Off Date	The close of business on October 1, 2004 for the loans to be sold to the Issuer on the Closing Date.

Expected Pricing Date	On or about the week of October 4, 2004.

Expected Settlement Date	On or about October 27, 2004.

Payment Dates

Payment of principal and interest on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in

November 2004.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class A-IO Notional Amount

The Class A-IO Notes do not have a Class Note Balance but will accrue interest on their “Notional Amount.”  Upon termination or discharge of the indenture, the Class A-IO Notes will be entitled to an amount equal to the present value (using a discount rate equal to the security's expected pricing yield to maturity) of the payments not yet received.

	Class A-IO		Class A-IO
Payment Date	Notional Amount	Payment Date	Notional Amount
1	$103,875,000	13	$103,875,000
2	$103,875,000	14	$103,875,000
3	$103,875,000	15	$103,875,000
4	$103,875,000	16	$103,875,000
5	$103,875,000	17	$103,875,000
6	$103,875,000	18	$103,875,000
7	$103,875,000	19	$103,875,000
8	$103,875,000	20	$103,875,000
9	$103,875,000	21	$103,875,000
10	$103,875,000	22	$103,875,000
11	$103,875,000	23	$103,875,000
12	$103,875,000	24 and thereafter	0

Interest Accrual

The price to be paid by investors for the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will not include accrued interest (settling flat).  The Class A-IO Notes will settle with accrued interest from October 1, 2004, up to, but not including, the Settlement Date (26 days).

Interest Accrual Period

The "Interest Accrual Period" for the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).  The Interest Accrual Period for Class A-IO Notes with respect to any Payment Date will be the calendar month immediately preceding such Payment Date (based on a 360-day year consisting of twelve 30-day months).

Record Date

With respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes, the business day immediately preceding the Payment Date.  With respect to Class A-IO Notes, the last business day of the month immediately preceding the Payment Date (or, in the case of the first Payment Date, the Closing Date).

Federal Tax Status	It is expected that the Notes will be treated as debt for federal income tax purposes and the Issuer will not be subject to federal income tax.

ERISA Eligibility	The Offered Securities are expected to be ERISA eligible.

SMMEA Eligibility	The Class A, Class M-1, Class M-2 and Class M-3 are expected to be SMMEA eligible.

Optional Termination

On the first payment date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 20% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date, the Master Servicer will, unless the Master Servicer exercises its right to object to the date of the auction and causes it to be delayed in accordance with the Sale and Servicing Agreement, begin to solicit bids for the purchase of the Mortgage Loans and other property remaining in the trust.  The trust must sell the assets of the trust estate to the highest bidder so long as certain criteria described in the prospectus supplement are met. The terms of the transaction allow for a clean-up call of the Mortgage Loans and the redemption of the Offered Securities (the "Clean-up Call"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed	The Offered Securities were priced based on the following collateral prepayment assumptions:
100% PPC for the Fixed Rate Mortgage Loans (100% PPC for the Fixed Rate Mortgage Loans is equal to 2.2% CPR to 22% CPR over 10 months)

100% PPC for the Adjustable Rate Mortgage Loans (100% PPC for the Adjustable Rate Mortgage Loans assumes 8% CPR in the first month of the transaction and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant at 30% CPR through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.)

Initial Mortgage Loans

As of the Statistical Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $505,857,457, consisting of approximately (i) $252,928,728 of conforming balance Mortgage Loans (the “Initial Group I Mortgage Loans”) and (ii) approximately $252,928,729 of conforming balance and non-conforming balance Mortgage Loans (the “Initial Group II Mortgage Loans”).  The Initial Group I Mortgage Loans and Initial Group II Mortgage Loans are collectively referred to herein as the “Initial Mortgage Loans.”  See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Approximately 5.55% of the collateral described will be composed of seasoned loans that have been acquired pursuant to the exercise of a clean-up call option and will be included in the Subsequent Mortgage Loans.

Additional Mortgage Loans

On the Closing Date, in addition to the Initial Mortgage Loans, approximately $169,142,542 of additional loans will be added to the trust, consisting of approximately (i) $84,571,271 of additional conforming balance Mortgage Loans (the “Additional Group I Mortgage Loans”) and (ii) approximately $84,571,271 of additional conforming balance and non-conforming balance Mortgage Loans (the “Additional Group II Mortgage Loans”).  The Additional Group I Mortgage Loans and Additional Group II Mortgage Loans are collectively referred to herein as the “Additional Mortgage Loans.”  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Subsequent Mortgage Loans

After the Closing Date, in addition to the Closing Date Mortgage Loans, approximately $225,000,000 of subsequent loans will be added to the trust, consisting of approximately (i) $112,500,000 of conforming balance Mortgage Loans (the “Subsequent Group I Mortgage Loans”) and (ii) approximately $112,500,000 of conforming balance and non-conforming balance Mortgage Loans (the “Subsequent Group II Mortgage Loans”).  The Subsequent Group I Mortgage Loans and the Subsequent Group II Mortgage Loans are collectively referred to herein as the “Subsequent Mortgage Loans.”

Pre-Funding Account

On the Closing Date, a deposit of approximately $225,000,000 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  On or prior to January 24, 2005 (the "Pre-Funding Period"), the Pre-Funded Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Repurchase or Substitute of Mortgage Loans

The seller shall have the option, at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Sale and Servicing Agreement.

Total Deal Size	Approximately $900,000,000.

Servicing Fee Rate

The "Servicing Fee Rate" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of approximately 0.25% per annum, subject to increase if Saxon Mortgage Services, Inc. or an affiliate thereof is no longer the Servicer as described under "Retained Interest" below.

Retained Interest

So long as Saxon Mortgage Services, Inc. or an affiliate thereof is the Servicer, the Seller will retain an interest in each Mortgage Loan, payable to the Seller on each Payment Date (the "Retained Interest"), equal to the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of: (i) approximately 0.05% per annum for such of the first ten Payment Dates following the Closing Date, (ii) approximately 0.15% per annum for the eleventh through thirtieth Payment Dates, inclusive, following the Closing Date, (iii) approximately 0.40% per annum for the thirty-first through forty-eighth Payment Dates, inclusive, following the Closing Date and (iv) approximately 0.55% per annum for the forty-ninth Payment Date following the Closing Date and each Payment Date thereafter.  If, at any time prior to the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, the Retained Interest will not be payable to the Seller on any subsequent Payment Date and the amount of the Retained Interest will be added to the Servicing Fee Rate for such Payment Dates.  If, at any time thereafter, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, a portion of the Retained Interest equal to 0.25% per annum on the scheduled principal balance of each Mortgage Loan will not be payable to the Seller on each succeeding Payment Date and such amount will be added to the Servicing Fee Rate for such Payment Dates.

Master Servicing Fee Rate

The "Master Servicing Fee Rate" applicable to each mortgage loan, and with respect to each Payment Date, equals the scheduled principal balance of the mortgage loan, on the first day of the Due Period with respect to such Payment Date, multiplied by one-twelfth of approximately 0.05% per annum.

Interest Rate

The “Interest Rate” for any Payment Date (other than the first three Payment Dates) for the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will be equal to the lesser of (i) the Formula Rate and (ii) the Fixed Rate Cap.  The Interest Rate for the first three Payment Dates will equal the Formula Rate.

The “Class A-IO Note Interest Rate” will equal 2.00% for the first 23 periods and 0.00% thereafter.

Formula Rate

The “Formula Rate” with respect to each of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will be equal to the lesser of (i) to One-Month LIBOR plus the respective margin for such Class and (ii) the Available Funds Cap Rate.

Fixed Rate Cap

As to any Payment Date (other than the first three Payment Dates), a per annum rate equal to [ ]% for Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes.

Available Funds Cap Rate:

As to any Payment Date (other than the first Payment Date) and for any class of Notes, a per annum rate equal to the quotient of (a) the excess of (1) interest funds over (2) for the first [ ] Payment Dates only, current interest on the Class A-IO Notes for such payment date, divided by (b) the product of (1) the class principal balance of the Notes before taking into account any payments of principal on such Payment Date, multiplied by (2) a fraction, the numerator of which is (i) the actual number of days in the accrual period, and the denominator of which is (ii) 360.

Yield Maintenance Agreement

On the Closing Date, the Issuer will enter into the "Yield Maintenance Agreement" to make payments in respect of any Available Funds Shortfall Amount with respect to the Class A Notes and the Subordinate Notes as described herein.  The notional balance of the Yield Maintenance Agreement will be based upon the lesser of the aggregate principal balance of the Mortgage Loans amortized at the Pricing Prepayment Speed and the scheduled principal balance of the Mortgage Loans.  The strike price each month on the Yield Maintenance Agreement will be approximately equal to the strike prices shown herein, but not greater than 10.00%.  The Yield Maintenance Agreement will commence on the Payment Date in December 2004 and terminate after the Payment Date in February 2008.

Credit Enhancements	Consists of the following: 1. Net Monthly Excess Cashflow; 2. Pledged Prepayment Penalty Cashflow; 3. Primary Mortgage Insurance; 4. Overcollateralization Amount; and 5. Subordination.

Net Monthly Excess Cashflow

The "Net Monthly Excess Cashflow" for any Payment Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Payment Date over (y) the sum for such Payment Date of (A) the Monthly Interest Payment Amounts for the Offered Securities and (B) the Principal Funds.

Pledged Prepayment Penalty Cashflow

The interest collections from the Mortgage Loans will be supplemented by [60]% of the maximum contractual prepayment penalty cashflow owed and not waived by the servicer from the loans in the Mortgage Loans.

Payments of Pledged Prepayment Penalty Cashflow	Any Pledged Prepayment Penalty Cashflow will be distributable in the same manner as Net Monthly Excess Cashflow.

Overcollateralization Amount

The "Overcollateralization Amount" is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans and (ii) any amounts remaining on deposit in the Pre-Funding Account, over the sum of the aggregate principal balance of the Offered Securities.  To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Net Monthly Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.  The Overcollateralization Amount will start building after the sixth Payment Date (“OC Holiday”).

Overcollateralization Target Amount

Prior to the Stepdown Date, the "Overcollateralization Target Amount" will be equal to [ ]% multiplied by the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.  On and after the Stepdown Date, (assuming a Trigger Event is not in effect) the Overcollateralization Target Amount will be equal to the greater of (1) the lesser of (A) 2.40% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date and (B) 4.80% of the aggregate current principal balance of the Mortgage Loans as of the last day of the related Due Period and (2) 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Overcollateralization Deficiency Amount

An "Overcollateralization Deficiency Amount" with respect to any Payment Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date (after giving effect to payments in respect of the Basic Principal Payment Amount on such Payment Date).

Overcollateralization Release Amount

The "Overcollateralization Release Amount" means, with respect to any Payment Date, the lesser of (x) the aggregate Principal Funds for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the aggregate Principal Funds is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date.

Stepdown Date

The earlier to occur of (i) the Payment Date on which the Note Principal Balances of the Class A Notes have been reduced to zero and (ii) the later to occur of (a) the Payment Date in November 2007 and (b) the first Payment Date on which the Class A Note principal balance (after taking into account payments of principal on such Payment Date) is less than or equal to 60.60% of the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage

The "Credit Enhancement Percentage" for a Payment Date is equal to (i) the aggregate principal balance of the Subordinate Notes and the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Primary Mortgage Insurance Policy:

A loan level primary mortgage insurance policy (the “MGIC PMI Policy”) will be acquired from Mortgage Guaranty Insurance Corporation (“MGIC”) on or prior to the Closing Date.  Approximately 4.78% of the Initial Mortgage Loans, each of which have original loan-to-value ratios in excess of 80% will be covered by the MGIC PMI Policy.

For certain mortgage loans with original loan-to-value ratios greater than or equal to 80% but less than 90%, the MGIC PMI Policy covers a portion of the loss on the related mortgage loans to a level where the uninsured exposure of the mortgage loans is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such mortgage loan.  For certain mortgage loans with original loan-to-value ratios greater than or equal to 90%, the MGIC PMI Policy covers a portion of the loss on the related mortgage loans to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to approximately 90% of the original loan-to-value ratio of such mortgage loan.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Trigger Event

A "Trigger Event," on any Payment Date after the Stepdown Date, is in effect for the Offered Securities if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [41.50]% of the Credit Enhancement Percentage or, if on any Payment Date, the cumulative losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Payment Dates, is greater than:

	Payment Date	Cumulative Loss %
	37 to 48	[2.75]% plus an additional 1/12th of [1.50]% for every month thereafter
	49 to 60	[4.25]% plus an additional 1/12th of [1.25]% for every month thereafter
	61 to 72	[5.50]% plus an additional 1/12th of [0.50]% for every month thereafter
	73 and thereafter	[6.00]%

Credit Support

Initial Overcollateralization Amount:  0.00% of original balance

Overcollateralization Target Amount: 2.40% of original balance before Step-Down Date, 4.80% of current balance after Step-Down Date

Overcollateralization Floor:   0.50% of original balance

Class Sizes:	Classes	Rating (Moody’s/S&P)	Class Sizes
	Class A	Aaa/AAA	[82.70]%
	Class M-1	Aa1/AA+	[3.50]%
	Class M-2	Aa2/AA	[3.10]%
	Class M-3	Aa3/AA-	[1.80]%
	Class M-4	A1/A+	[1.85]%
	Class M-5	A2/A	[1.55]%
	Class M-6	A3/A-	[1.55]%
	Class B-1	Baa1/BBB+	[1.40]%
	Class B-2	Baa2/BBB	[1.35]%
	Class B-3	Baa3/BBB-	[1.20]%

Subordination:	Classes	Initial Credit Enhancement (Excluding O/C)	Initial Credit Enhancement (Including O/C)	Stepdown Date Credit Enhancement
	Class A	[17.30]%	[19.70]%	[39.40]%
	Class M-1	[13.80]%	[16.20]%	[32.40]%
	Class M-2	[10.70]%	[13.10]%	[26.20]%
	Class M-3	[8.90]%	[11.30]%	[22.60]%
	Class M-4	[7.05]%	[9.45]%	[18.90]%
	Class M-5	[5.50]%	[7.90]%	[15.80]%
	Class M-6	[3.95]%	[6.35]%	[12.70]%
	Class B-1	[2.55]%	[4.95]%	[9.90]%
	Class B-2	[1.20]%	[3.60]%	[7.20]%
	Class B-3	[0.00]%	[2.40]%	[4.80]%

Available Funds

Payments to holders of each class of Offered Securities will be made on each Payment Date from “Available Funds.”  With respect to any Payment Date, Available Funds will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable to the Master Servicer, the Servicer or the Indenture Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Servicer by the remittance date after deduction of the Master Servicing and Servicing Fee for such Payment Date, any accrued and unpaid Servicing Fees and Master Servicing Fees in respect of any prior Payment Dates, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, including prepayment penalty charges, (iii) payments from the Master Servicer and the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Payment Date, (iv) [60%] of the maximum contractual prepayment penalty cashflow owed and not waived by the servicer from the loans in the related group and (v) on the Payment Date on which the Issuer is to be terminated in accordance with the indenture, that portion of the termination price constituting principal.

Interest Payments

On each Payment Date, the Indenture Trustee shall withdraw from the payment account Available Funds for such Payment Date consisting of the available interest amount for such Payment Date and distribute it in the following order of priority:

(i)    Concurrently, to the holders of the Class A-1, Class A-2, Class A-3, and Class A-4 Notes, the related Monthly Interest Payment Amount for each class for such Payment Date;

(ii)   To the holders of the Class M-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iii)  To the holders of the Class M-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iv)  To the holders of the Class M-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(v)   To the holders of the Class M-4 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vi)  To the holders of the Class M-5 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vii) To the holders of the Class M-6 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(viii)                To the holders of the Class B-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(ix)  To the holders of the Class B-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(x)   To the holders of the Class B-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date; and

(xi)  Any remainder will be treated as Net Monthly Excess Cashflow.

On any Payment Date, any interest reductions resulting from the application of (i) the Relief Act and (ii) any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer (collectively “Uncompensated Shortfalls”) will result in less interest being available to make payments on the securities.

Principal Payments

On each Payment Date, the Principal Payment Amount is distributed as follows:

(i)    Class A Payment Amount is distributed as follows:

(A)

(i)   Amounts constituting Principal Funds attributable to Group I Mortgage Loans to the Class A-1 Notes until the class principal balance has been reduced to zero; and

(ii)  Amounts constituting Principal Funds attributable to Group II Mortgage Loans to the Class A-2, Class A-3 and Class A-4 Notes, sequentially, until the class principal balance has been reduced to zero;

(B)  If the class principal balance of any of the Group I or Group II Notes is reduced to zero, any remaining amount of principal distributions for such group will be distributed sequentially to the other remaining group based on their respective class principal balances, after taking into account distributions pursuant to clause (A) above, until the class principal balance of each group’s Class A Notes has been reduced to zero;

(ii)   To the Class M-1 Notes, the Class M-1 Principal Payment Amount;

(iii)  To the Class M-2 Notes, the Class M-2 Principal Payment Amount;

(iv)  To the Class M-3 Notes, the Class M-3 Principal Payment Amount;

(v)   To the Class M-4 Notes, the Class M-4 Principal Payment Amount;

(vi)  To the Class M-5 Notes, the Class M-5 Principal Payment Amount;

(vii) To the Class M-6 Notes, the Class M-6 Principal Payment Amount;

(viii)                To the Class B-1 Notes, the Class B-1 Principal Payment Amount;

(ix)  To the Class B-2 Notes, the Class B-2 Principal Payment Amount;

(x)   To the Class B-3 Notes, the Class B-3 Principal Payment Amount for that class; and

(xi)  Any remainder will be treated as Net Monthly Excess Cashflow.

Notwithstanding the priority described above, prior to the Stepdown Date and on any Payment Date on which a Trigger Event exists, Principal Funds will generally be applied to the most senior class of Notes, as more fully described in the Prospectus Supplement.

Net Monthly Excess Cash Flow and Pledged Prepayment Penalty Cashflow

With respect to any Payment Date, any Net Monthly Excess Cashflow, Pledged Prepayment Penalty Cashflow and with respect to priorities (ii) through (xii) below, from amounts received under the Yield Maintenance Agreement, shall be paid as follows:

To distribute the Extra Principal Payment Amount on the Notes;

(i)                  Concurrently, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, any Available Funds Shortfall Amounts;

(ii)                 To the holders of the Class M-1 Notes, in an amount equal to the Available Funds

(iii)                Shortfall Amount allocable to such Notes;

(iv)                To the holders of the Class M-2 Notes, in an amount equal to the Available Funds

(v)                 Shortfall Amount allocable to such Notes;

(vi)                To the holders of the Class M-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vii)               To the holders of the Class M-4 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(viii)              To the holders of the Class M-5 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(ix)                To the holders of the Class M-6 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(x)                 To the holders of the Class B-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xi)                To the holders of the Class B-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xii)               To the holders of the Class B-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes; and

(xiii)              To the holder of the equity interest in the Issuer.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Monthly Interest Payment Amount

The "Monthly Interest Payment Amount" for any Payment Date and each class of Offered Securities equals the amount of interest accrued during the related Accrual Period at the related Interest Rate on the Note Principal Balance of such class (or the Notional Amount of the Class A-IO Notes) immediately prior to such Payment Date.

Available Funds Shortfall Amount

The "Available Funds Shortfall Amount" for any class of Notes and Payment Date equals (i) the excess of the amount that would have been the Monthly Interest Payment Amount for such class of Notes had the Interest Rate for such class of Notes been determined without regard to the Available Funds Cap over the actual Monthly Interest Payment Amount for such Payment Date; (ii) the excess described in clause (i) for any preceding Payment Date that remains unpaid, and (iii) interest on the amount described in clause (ii) at the applicable Interest Rate determined for this purpose without regard to the Available Funds Cap.

Principal Funds

The "Principal Funds" means with respect any Payment Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during such Prepayment Period, (iii) the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during such Prepayment Period, (iv) that portion of the purchase price, representing principal of any repurchased mortgage, deposited to the collection account during such Prepayment Period and (v) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period.

Principal Payment Amount	The "Principal Payment Amount" means for any Payment Date the sum of the Basic Principal Payment Amount and the Extra Principal Payment Amount.

Basic Principal Payment Amount

The "Basic Principal Payment Amount" means for any Payment Date the excess of (i) the Principal Funds for such Payment Date over (ii) the Overcollateralization Release Amount, if any, for such Payment Date.

Extra Principal Payment Amount

The "Extra Principal Payment Amount" with respect to any Payment Date is the lesser of (x) the Net Monthly Excess Cashflow for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.

Class A Payment Amount

With respect to any Payment Date prior to the Stepdown Date or as to which a Trigger Event exists, 100% of the Principal Payment Amount.  With respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of the Class A Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 60.60% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-1 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date) and the Class M-1 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 67.60% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-2 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), and the Class M-2 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 73.80% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-3 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), and the Class M-3 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 77.40% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-4 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), and the Class M-4 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 81.10% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-5 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), and the Class M-5 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 84.20% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-6 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), and the Class M-6 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 87.30% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-1 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), the Class M-6 Note Principal Balance (after giving effect to payments on that date), and the Class B-1 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 90.10% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-2 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class M-5 Note Principal Balance (after giving effect to payments on that date), the Class M-6 Note Principal Balance (after giving effect to payments on that date), the Class B-1 Note Principal Balance (after giving effect to payments on that date), and the Class B-2 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 92.80% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-3 Principal Payment Amount

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Balance (after giving effect to payments on that date), the Class M-1 Note Principal Balance (after giving effect to payments on that date), the Class M-2 Note Principal Balance (after giving effect to payments on that date), the Class M-3 Note Principal Balance (after giving effect to payments on that date), the Class M-4 Note Principal Balance (after giving effect to payments on that date), the Class B-1 Note Principal Balance (after giving effect to payments on that date), the Class B-2 Note Principal Balance immediately prior to the Payment Date (after giving effect to payments on that date), and the Class B-3 Note Principal Balance immediately prior to the Payment Date over the lesser of (i) 95.20% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Realized Losses

“Realized Loss” means, with respect to any defaulted Mortgage Loan that is liquidated (other than a Non-Recoverable Mortgage Loan), the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and Servicing Fees in respect of such Mortgage Loan; Non-Recoverable Mortgage Loans, the amount by which the unpaid principal balance thereof exceeds the projected net liquidation proceeds thereof (i.e., the amount expected to be recovered in liquidation of such loan, less estimated expenses).  All Realized Losses on the Mortgage Loans will be allocated on each Payment Date, first to the Net Monthly Excess Cashflow and second in reduction of the Overcollateralization Amount.  Realized Losses will not result in any reduction of the Note Principal Balance of any class of Notes.  It is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Notes all interest and principal amounts to which such Notes are then entitled or enough interest on the Mortgage Loans to pay the Class A-IO Notes all interest amounts to which such Notes are then entitled and it is likely that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Subordinate Notes all interest and principal amounts to which such Notes are entitled.

Non-Recoverable Mortgage Loan

A “Non-Recoverable Mortgage Loan” is any defaulted mortgage loan as to which the servicer has determined that the expenses associated with the liquidation and foreclosure thereof will exceed the proceeds.

Due Period

A “Due Period” with respect to any Payment Date is the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period

The “Prepayment Period” for any Payment Date is the period beginning on the 18th day of the month (or, if the prior Prepayment Period ended on an earlier day, that earlier day) immediately preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the determination date of the month in which such Payment Date occurs.

Delinquent Mortgage Loan	Any Mortgage Loan that is 60 Day Delinquent, including in foreclosure, bankrupt or REO.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

 Note Sensitivity Tables*

To Call

Class A-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	17.89	4.26	2.93	2.15	1.57	1.29	1.15
MDUR (yr)	14.17	3.90	2.76	2.05	1.52	1.25	1.12
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	344	146	99	72	56	30	27

Class A-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	12.49	1.62	1.22	1.00	0.85	0.74	0.66
MDUR (yr)	10.67	1.58	1.19	0.98	0.83	0.72	0.65
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	243	38	26	22	19	16	14

Class A-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	24.83	6.54	4.34	3.00	2.08	1.78	1.60
MDUR (yr)	18.92	5.97	4.06	2.86	2.01	1.73	1.55
First Prin Pay	243	38	26	22	19	16	14
Last Prin Pay	344	146	99	72	35	27	25

Class A-4 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	28.66	12.16	8.24	5.99	3.85	2.34	2.10
MDUR (yr)	20.44	10.42	7.39	5.52	3.63	2.25	2.02
First Prin Pay	344	146	99	72	35	27	25
Last Prin Pay	344	146	99	72	56	30	26

Class M-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.49	4.59	4.66	3.58	2.70
MDUR (yr)	18.92	7.16	5.03	4.28	4.35	3.38	2.58
First Prin Pay	262	48	39	46	56	30	27
Last Prin Pay	344	146	99	72	56	43	36

Class M-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.48	4.44	4.49	3.58	2.99
MDUR (yr)	18.80	7.14	5.01	4.14	4.19	3.38	2.85
First Prin Pay	262	48	38	43	50	43	36
Last Prin Pay	344	146	99	72	56	43	36

* Assume 100% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.47	4.37	4.18	3.56	2.99
MDUR (yr)	18.69	7.13	5.00	4.07	3.91	3.36	2.85
First Prin Pay	262	48	38	42	47	42	36
Last Prin Pay	344	146	99	72	56	43	36

Class M-4 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.47	4.32	4.01	3.40	2.98
MDUR (yr)	17.98	7.02	4.94	3.99	3.73	3.19	2.82
First Prin Pay	262	48	38	41	44	39	35
Last Prin Pay	344	146	99	72	56	43	36

Class M-5 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.47	4.29	3.89	3.25	2.87
MDUR (yr)	17.76	6.99	4.92	3.95	3.62	3.05	2.71
First Prin Pay	262	48	37	40	43	37	33
Last Prin Pay	344	146	99	72	56	43	36

Class M-6 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.46	4.26	3.80	3.14	2.76
MDUR (yr)	17.34	6.92	4.88	3.90	3.52	2.94	2.61
First Prin Pay	262	48	37	39	41	35	32
Last Prin Pay	344	146	99	72	56	43	36

Class B-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.46	4.24	3.73	3.05	2.68
MDUR (yr)	16.45	6.77	4.81	3.84	3.42	2.84	2.51
First Prin Pay	262	48	37	38	40	34	30
Last Prin Pay	344	146	99	72	56	43	36

Class B-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.46	4.22	3.67	2.99	2.62
MDUR (yr)	16.17	6.73	4.78	3.80	3.36	2.77	2.45
First Prin Pay	262	48	37	38	39	33	29
Last Prin Pay	344	146	99	72	56	43	36

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.11	8.09	5.46	4.20	3.62	2.94	2.56
MDUR (yr)	13.62	6.26	4.54	3.64	3.20	2.64	2.33
First Prin Pay	262	48	37	37	38	32	29
Last Prin Pay	344	146	99	72	56	43	36

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Note Sensitivity Tables*

To Maturity

Class A-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	17.93	4.61	3.21	2.37	1.73	1.29	1.15
MDUR (yr)	14.19	4.16	2.97	2.24	1.66	1.25	1.12
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	358	297	222	168	132	30	27

Class A-2 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	12.49	1.62	1.22	1.00	0.85	0.74	0.66
MDUR (yr)	10.67	1.58	1.19	0.98	0.83	0.72	0.65
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	243	38	26	22	19	16	14

Class A-3 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	24.85	6.61	4.38	3.03	2.08	1.78	1.60
MDUR (yr)	18.93	6.01	4.09	2.88	2.01	1.73	1.55
First Prin Pay	243	38	26	22	19	16	14
Last Prin Pay	351	172	115	84	35	27	25

Class A-4 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	29.62	17.80	12.19	8.87	5.27	2.34	2.10
MDUR (yr)	20.91	14.21	10.38	7.85	4.83	2.25	2.02
First Prin Pay	351	172	115	84	35	27	25
Last Prin Pay	359	281	201	147	109	30	26

Class M-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.24	8.90	6.07	5.04	5.65	6.16	4.35
MDUR (yr)	18.98	7.71	5.48	4.65	5.20	5.62	4.03
First Prin Pay	262	48	39	46	58	30	27
Last Prin Pay	357	258	184	137	108	108	89

Class M-2 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.24	8.87	6.04	4.88	4.83	4.36	4.03
MDUR (yr)	18.86	7.68	5.44	4.50	4.49	4.07	3.78
First Prin Pay	262	48	38	43	50	45	42
Last Prin Pay	357	248	176	131	103	82	68

* Assume 100% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-3 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.23	8.84	6.01	4.79	4.50	3.88	3.47
MDUR (yr)	18.75	7.64	5.41	4.41	4.18	3.64	3.28
First Prin Pay	262	48	38	42	47	42	38
Last Prin Pay	356	238	167	124	97	77	64

Class M-4 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.23	8.81	5.99	4.73	4.32	3.65	3.23
MDUR (yr)	18.03	7.49	5.33	4.32	3.99	3.41	3.04
First Prin Pay	262	48	38	41	44	39	35
Last Prin Pay	356	230	161	119	93	74	61

Class M-5 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.23	8.77	5.95	4.66	4.17	3.49	3.07
MDUR (yr)	17.81	7.43	5.28	4.25	3.85	3.26	2.89
First Prin Pay	262	48	37	40	43	37	33
Last Prin Pay	355	221	153	113	89	70	58

Class M-6 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.22	8.71	5.90	4.60	4.05	3.36	2.95
MDUR (yr)	17.39	7.31	5.20	4.18	3.73	3.13	2.76
First Prin Pay	262	48	37	39	41	35	32
Last Prin Pay	355	211	146	109	84	66	55

Class B-1 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.21	8.63	5.83	4.54	3.95	3.24	2.84
MDUR (yr)	16.49	7.10	5.07	4.07	3.60	3.00	2.64
First Prin Pay	262	48	37	38	40	34	30
Last Prin Pay	353	199	137	102	78	62	51

Class B-2 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.19	8.49	5.73	4.44	3.83	3.13	2.73
MDUR (yr)	16.20	6.97	4.98	3.97	3.49	2.89	2.55
First Prin Pay	262	48	37	38	39	33	29
Last Prin Pay	352	185	126	94	72	57	47

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B-3 to Maturity
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.14	8.24	5.56	4.29	3.68	2.99	2.61
MDUR (yr)	13.62	6.34	4.61	3.70	3.24	2.69	2.37
First Prin Pay	262	48	37	37	38	32	29
Last Prin Pay	349	167	113	84	64	50	42

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

 Available Funds Cap Rate Schedule

	Aggregate	Aggregate		Aggregate	Aggregate
	Available Funds	Available Funds		Available Funds	Available Funds
Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)	Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)
1	5.00	5.00	38	7.60	10.00
2	6.67	10.00	39	7.35	10.00
3	6.45	10.00	40	7.35	10.00
4	6.45	10.00	41	7.86	10.00
5	7.13	10.00	42	7.35	10.00
6	6.43	10.00	43	7.60	10.00
7	6.64	10.00	44	7.35	10.00
8	6.45	10.00	45	7.60	10.00
9	6.68	10.00	46	7.35	10.00
10	6.49	10.00	47	7.35	10.00
11	6.41	10.00	48	7.60	10.00
12	6.64	10.00	49	7.20	10.00
13	6.45	10.00	50	7.44	10.00
14	6.69	10.00	51	7.20	10.00
15	6.48	10.00	52	7.20	10.00
16	6.48	10.00	53	7.97	10.00
17	7.17	10.00	54	7.20	10.00
18	6.48	10.00	55	7.44	10.00
19	6.69	10.00	56	7.20	10.00
20	6.47	10.00	57	7.44	10.00
21	6.69	10.00	58	7.20	10.00
22	6.47	10.00	59	7.20	10.00
23	6.70	10.00	60	7.44	10.00
24	7.47	10.00	61	7.20	10.00
25	7.25	10.00	62	7.44	10.00
26	7.62	10.00	63	7.20	10.00
27	7.39	10.00	64	7.20	10.00
28	7.41	10.00	65	7.97	10.00
29	8.23	10.00	66	7.20	10.00
30	7.45	10.00	67	7.44	10.00
31	7.45	10.00	68	7.20	10.00
32	7.22	10.00	69	7.44	10.00
33	7.48	10.00	70	7.20	10.00
34	7.26	10.00	71	7.20	10.00
35	7.42	10.00	72	7.44	10.00
36	7.74	10.00	38	7.60	10.00
37	7.51	10.00	39	7.35	10.00

(1)      Available Funds Cap means a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate class principal class principal balance of the Notes as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.  Subject to the Fixed Rate Cap of 10.00%.

(2)      Assumes no losses, Pricing Prepayment Speed, 20% cleanup call and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.840%, 2.183% and 2.200% respectively.

(3)      Assumes no losses, Pricing Prepayment Speed, 20% cleanup call, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.840%, 2.183% and 2.200%  respectively, for the first Distribution Date and all increase to 20.00% after the first Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

EXCESS SPREAD (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	1.84000	2.18300	2.72	2.72	41	4.28700	4.40000	4.88	4.22
2	1.95700	2.29800	4.51	4.40	42	4.31500	4.43100	4.73	3.92
3	2.21100	2.40800	4.45	4.07	43	4.34400	4.46300	4.82	4.06
4	2.25800	2.48800	4.47	4.04	44	4.37400	4.49500	4.74	3.91
5	2.33800	2.57200	4.71	4.25	45	4.40400	4.52800	4.83	4.04
6	2.43600	2.65500	4.50	3.88	46	4.43600	4.56000	4.75	3.85
7	2.52400	2.73400	4.59	3.90	47	4.46800	4.59200	4.76	3.90
8	2.60700	2.81000	4.53	3.74	48	4.50300	4.62200	4.84	4.06
9	2.68600	2.88500	4.63	3.79	49	4.53600	4.64900	4.62	3.71
10	2.75700	2.96200	4.57	3.63	50	4.56600	4.67500	4.70	3.88
11	2.83000	3.04200	4.48	3.46	51	4.59400	4.69900	4.63	3.68
12	2.90700	3.12400	4.55	3.49	52	4.62000	4.72100	4.62	3.64
13	2.97600	3.20500	4.47	3.31	53	4.64500	4.74100	4.86	4.18
14	3.05300	3.28900	4.54	3.35	54	4.66700	4.75800	4.62	3.67
15	3.14100	3.36900	4.46	3.14	55	4.68800	4.77400	4.70	3.81
16	3.23100	3.43800	4.44	3.05	56	4.70600	4.78900	4.62	3.63
17	3.31300	3.49900	4.65	3.33	57	4.72200	4.80700	4.70	3.77
18	3.38800	3.55200	4.41	2.88	58	4.73600	4.82900	4.62	3.58
19	3.47300	3.59200	4.47	2.90	59	4.74800	4.85300	4.61	3.61
20	3.52600	3.62200	4.38	2.72	60	4.75700	4.88100	4.69	3.78
21	3.54600	3.65200	4.67	3.04	61	4.77900	4.91200	4.61	3.58
22	3.59400	3.68900	4.62	2.90	62	4.81300	4.94500	4.69	3.74
23	3.62400	3.72600	4.57	3.28	63	4.84700	4.97600	4.61	3.52
24	3.62700	3.76700	5.12	4.05	64	4.87900	5.00700	4.61	3.48
25	3.64800	3.81600	5.04	3.89	65	4.91100	5.03600	4.85	4.04
26	3.70600	3.87000	5.03	4.09	66	4.94200	5.06400	4.61	3.50
27	3.76200	3.92100	4.94	3.89	67	4.97100	5.09100	4.68	3.64
28	3.81600	3.96900	4.94	3.83	68	4.99900	5.11600	4.60	3.45
29	3.86700	4.01400	5.15	4.27	69	5.02600	5.14000	4.68	3.59
30	3.91600	4.05700	4.90	3.82	70	5.05100	5.16200	4.60	3.38
31	3.96300	4.09600	4.72	3.66	71	5.07600	5.18300	4.60	3.40
32	4.00700	4.13200	4.63	3.50	72	5.09800	5.20200	4.68	3.57
33	4.04700	4.16600	4.70	3.60
34	4.08400	4.19700	4.61	3.41
35	4.11800	4.22600	4.66	3.79
36	4.14800	4.25500	4.75	4.00
37	4.17600	4.28300	4.65	3.82
38	4.20300	4.31200	4.70	3.97
39	4.23100	4.34100	4.67	3.83
40	4.25900	4.37000	4.70	3.82

(1)      Assumes the Pricing Prepayment Speed.

(2)      Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees) plus Pledged Prepayment Penalty Cashflow, less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

BREAKEVEN LOSSES

Class	M1	M2	M3	M4	M5

Loss Severity	30%	30%	30%	30%	30%
CDR	35.577 CDR	27.279 CDR	23.223 CDR	19.521 CDR	16.741 CDR
Collateral Loss	157,055,148.62 (17.45%)	133,345,345.26 (14.82%)	119,835,298.06 (13.32%)	106,142,816.43 (11.79%)	94,866,729.37 (10.54%)

Loss Severity	40%	40%	40%	40%	40%
CDR	23.568 CDR	18.703 CDR	16.2 CDR	13.842 CDR	12.023 CDR
Collateral Loss	161,388,802.79 (17.93%)	137,225,728.85 (15.25%)	123,416,252.87 (13.71%)	109,414,348.35 (12.16%)	97,880,757.44 (10.88%)

Loss Severity	50%	50%	50%	50%	50%
CDR	17.599 CDR	14.215 CDR	12.428 CDR	10.716 CDR	9.377 CDR
Collateral Loss	164,075,577.79 (18.23%)	139,622,162.95 (15.51%)	125,633,876.94 (13.96%)	111,452,362.36 (12.38%)	99,782,438.98 (11.09%)

Class	M6	M7	M8	M9

Loss Severity	30%	30%	30%	30%
CDR	14.218 CDR	12.148 CDR	10.347 CDR	8.945 CDR
Collateral Loss	83,787,382.30 (9.31%)	74,021,525.32 (8.22%)	64,973,742.45 (7.22%)	57,541,775.38 (6.39%)

Loss Severity	40%	40%	40%	40%
CDR	10.338 CDR	8.92 CDR	7.671 CDR	6.687 CDR
Collateral Loss	86,569,314.95 (9.62%)	76,541,090.28 (8.50%)	67,291,510.72 (7.48%)	59,710,663.00 (6.63%)

Loss Severity	50%	50%	50%	50%
CDR	8.117 CDR	7.047 CDR	6.09 CDR	5.334 CDR
Collateral Loss	88,300,886.29 (9.81%)	78,143,671.81 (8.68%)	68,722,484.91 (7.64%)	61,043,093.79 (6.78%)

Assumptions
12 Month Delay
Delinquency Trigger Failing
Run to Maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR which results in approximate first dollar of principal loss
Forward LIBOR

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.   GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Initial Mortgage Loans

As of the Statistical Cut-off Date

Characteristics	Total	ARM	Fixed Rate
Scheduled Principal Balance	$505,857,457	$429,997,774	$75,859,683
Average Scheduled Principal Balance	$168,227	$185,105	$110,906
Number of Mortgage Loans	3,007	2,323	684

Weighted Average Gross Coupon	7.206%	7.085%	7.892%
Weighted Average FICO Score	618	616	626
Weighted Average Combined Original LTV	79.50%	79.79%	77.86%

Weighted Average Original Term	354 months	360 months	320 months
Weighted Average Stated Remaining Term	349 months	356 months	306 months
Weighted Average Seasoning	5 months	4 months	14 months

Weighted Average Gross Margin	5.668%	5.668%	0.000%
Weighted Average Minimum Interest Rate	6.308%	6.308%	0.000%
Weighted Average Maximum Interest Rate	13.181%	13.181%	0.000%
Weighted Average Initial Rate Cap	2.866%	2.866%	0.000%
Weighted Average Subsequent Rate Cap	1.029%	1.029%	0.000%
Weighted Average Months to Roll	25 months	25 months	months

ARM	85.00%	100.00%	0.00%
Fixed Rate	15.00%	0.00%	100.00%

Interest Only	42.68%	49.48%	4.12%
Not Interest Only	57.32%	50.52%	95.88%

Prepay Penalty: 0 months	33.02%	31.57%	41.25%
Prepay Penalty: 12 months	1.10%	0.41%	5.00%
Prepay Penalty: 24 months	38.64%	45.39%	0.38%
Prepay Penalty: 30 months	0.78%	0.35%	3.22%
Prepay Penalty: 36 months	25.89%	21.98%	48.08%
Prepay Penalty: 42 months	0.02%	0.03%	0.00%
Prepay Penalty: 60 months	0.55%	0.28%	2.07%

First Lien	100.00%	100.00%	100.00%

Full Documentation	69.70%	68.95%	73.95%
Limited Documentation	3.62%	2.65%	9.09%
No Ratio	0.01%	0.00%	0.06%
Stated Documentation	26.68%	28.40%	16.90%

Cash Out Refinance	66.38%	64.51%	76.98%
Purchase	28.96%	31.26%	15.87%
Rate/Term Refinance	4.66%	4.22%	7.15%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Mortgage Loans

As of the Statistical Cut-off Date

Characteristics	Total	ARM	Fixed Rate
Condo High-Rise	0.68%	0.67%	0.69%
Condo Low-Rise	5.24%	5.43%	4.13%
Manufactured Housing	0.32%	0.18%	1.17%
PUD	13.36%	14.74%	5.51%
Single Family Attached	1.11%	1.16%	0.83%
Single Family Detached	75.48%	74.07%	83.48%
Townhouse	1.34%	1.43%	0.87%
Two-Four Family	2.48%	2.33%	3.31%

Investor	2.41%	1.92%	5.19%
Primary	97.40%	97.85%	94.81%
Second Home	0.19%	0.23%	0.00%

Top 5 States	CA 26.09%	CA 28.36%	CA 13.21%
	VA 8.14%	VA 8.42%	TX 9.02%
	MD 7.51%	MD 8.26%	GA 7.32%
	FL 6.69%	FL 6.78%	VA 6.54%
	NY 4.98%	NY 4.87%	FL 6.23%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$505,857,457	$5,660	$1,000,000
Average Scheduled Principal Balance	$168,227
Number of Mortgage Loans	3,007

Weighted Average Gross Coupon	7.206%	4.750%	13.750%
Weighted Average FICO Score	618	453	809
Weighted Average Combined Original LTV	79.50%	16.56%	100.00%

Weighted Average Original Term	354 months	120 months	360 months
Weighted Average Stated Remaining Term	349 months	50 months	360 months
Weighted Average Seasoning	5 months	0 months	76 months

Weighted Average Gross Margin	5.668%	2.875%	10.500%
Weighted Average Minimum Interest Rate	6.308%	3.500%	12.990%
Weighted Average Maximum Interest Rate	13.181%	10.750%	19.875%
Weighted Average Initial Rate Cap	2.866%	1.000%	7.000%
Weighted Average Subsequent Rate Cap	1.029%	1.000%	3.000%
Weighted Average Months to Roll	25 months	0 months	59 months

Maturity Date		Dec 1 2008	Oct 1 2034
Maximum Zip Code Concentration	0.48%	94565

ARM	85.00%
Fixed Rate	15.00%

Interest Only	42.68%
Not Interest Only	57.32%

First Lien	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	191	6,885,182.54	1.36%	9.645	258	70.90	608
50,000.01 - 100,000.00	845	63,599,332.20	12.57%	8.125	324	79.00	597
100,000.01 - 150,000.00	682	84,524,563.02	16.71%	7.453	347	81.36	613
150,000.01 - 200,000.00	416	72,665,685.70	14.36%	7.252	353	81.45	615
200,000.01 - 250,000.00	289	64,977,159.59	12.84%	6.933	354	79.43	625
250,000.01 - 300,000.00	206	56,307,239.49	11.13%	6.863	357	80.14	625
300,000.01 - 350,000.00	140	45,270,781.32	8.95%	6.651	358	80.38	632
350,000.01 - 400,000.00	90	33,610,340.92	6.64%	6.596	356	81.02	636
400,000.01 - 450,000.00	51	21,698,551.24	4.29%	6.783	356	79.55	622
450,000.01 - 500,000.00	45	21,495,405.52	4.25%	6.567	355	78.65	632
500,000.01 - 550,000.00	11	5,802,529.82	1.15%	7.161	358	77.31	608
550,000.01 - 600,000.00	13	7,522,448.81	1.49%	6.771	358	72.63	612
600,000.01 - 650,000.00	6	3,771,020.00	0.75%	7.228	358	71.31	582
650,000.01 - 700,000.00	1	661,340.98	0.13%	6.000	358	71.80	653
700,000.01 - 750,000.00	7	5,151,000.00	1.02%	7.700	359	71.13	606
750,000.01 - 800,000.00	5	3,924,625.92	0.78%	8.135	359	66.35	569
800,000.01 - 850,000.00	4	3,261,250.00	0.64%	8.249	359	73.32	639
850,000.01 - 900,000.00	1	870,000.00	0.17%	5.990	357	68.24	617
900,000.01 - 950,000.00	2	1,860,000.00	0.37%	8.143	359	62.79	531
950,000.01 - 1,000,000.00	2	1,999,000.00	0.40%	7.212	357	51.32	618
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	10	1,502,042.12	0.30%	4.841	337	74.21	695
5.000 - 5.499	42	11,170,175.91	2.21%	5.258	358	77.68	680
5.500 - 5.999	212	51,937,939.32	10.27%	5.775	358	78.79	660
6.000 - 6.499	353	78,194,974.77	15.46%	6.236	357	79.05	646
6.500 - 6.999	596	119,620,542.01	23.65%	6.713	356	79.39	633
7.000 - 7.499	439	73,892,443.80	14.61%	7.208	353	80.37	611
7.500 - 7.999	428	63,803,453.19	12.61%	7.693	350	80.41	595
8.000 - 8.499	225	30,746,698.51	6.08%	8.220	345	82.88	583
8.500 - 8.999	230	32,725,323.81	6.47%	8.669	334	78.05	569
9.000 - 9.499	95	9,838,891.06	1.94%	9.222	324	78.50	562
9.500 - 9.999	123	13,228,398.07	2.62%	9.708	319	77.48	555
10.000 -10.499	67	5,588,462.74	1.10%	10.205	267	79.17	565
10.500 -10.999	88	6,945,224.46	1.37%	10.713	296	80.42	559
11.000 -11.499	40	3,035,760.41	0.60%	11.187	285	79.34	543
11.500 -11.999	27	1,601,615.57	0.32%	11.719	293	70.95	552
12.000 -12.499	17	1,373,047.49	0.27%	12.226	289	70.03	556
12.500 -12.999	10	404,659.59	0.08%	12.683	274	75.20	567
13.000 -13.499	3	189,993.58	0.04%	13.257	169	73.82	513
13.500 -13.999	2	57,810.66	0.01%	13.716	289	48.67	0
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	26	2,636,169.36	0.52%	10.367	301	74.88	485
500-524	183	26,002,000.42	5.14%	8.955	347	76.97	513
525-549	280	39,160,536.45	7.74%	8.342	344	79.99	538
550-574	387	58,997,027.31	11.66%	7.811	348	77.29	563
575-599	427	73,915,686.97	14.61%	7.256	351	78.54	587
600-624	493	81,624,834.83	16.14%	7.011	351	79.50	612
625-649	378	69,155,679.91	13.67%	6.760	351	81.23	637
650-674	344	65,353,931.11	12.92%	6.734	347	80.27	661
675-699	221	42,763,466.77	8.45%	6.551	346	80.67	687
700+	241	44,655,316.41	8.83%	6.389	352	80.82	732
None	27	1,592,807.53	0.31%	9.923	292	69.10	0
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	85	9,911,248.52	1.96%	7.613	344	41.06	584
50.00- 54.99	45	6,613,418.35	1.31%	7.277	344	52.54	593
55.00- 59.99	63	10,548,865.52	2.09%	7.391	341	57.06	601
60.00- 64.99	80	15,781,154.08	3.12%	7.581	347	62.78	593
65.00- 69.99	132	22,640,741.58	4.48%	7.400	347	67.05	598
70.00- 74.99	204	35,550,449.76	7.03%	7.290	343	71.89	602
75.00- 79.99	347	62,418,496.70	12.34%	7.029	350	76.86	619
80.00	905	162,676,974.75	32.16%	6.849	351	80.00	642
80.01- 84.99	123	21,956,937.90	4.34%	7.234	349	83.41	606
85.00- 89.99	345	55,042,652.52	10.88%	7.556	347	86.18	599
90.00- 94.99	555	81,973,764.11	16.20%	7.565	347	90.17	599
95.00- 99.99	72	11,482,390.70	2.27%	7.148	357	95.13	656
100.00	51	9,260,362.58	1.83%	7.285	358	100.00	672
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	11	651,916.36	0.13%	7.054	113	65.00	659
180	164	12,194,763.88	2.41%	8.848	138	77.09	615
240	63	5,426,269.48	1.07%	7.797	236	80.78	627
360	2,769	487,584,507.35	96.39%	7.158	355	79.57	618
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1- 60	3	59,876.36	0.01%	9.579	51	67.45	641
61-120	116	7,878,828.11	1.56%	9.425	111	77.42	613
121-180	62	5,124,035.90	1.01%	7.757	178	75.05	623
181-240	57	5,210,209.35	1.03%	7.721	239	81.03	628
241-300	215	17,131,589.90	3.39%	9.717	293	77.44	602
301-360	2,554	470,452,917.45	93.00%	7.065	358	79.65	618
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,323	429,997,773.95	85.00%	7.085	356	79.79	616
Fixed Rate	684	75,859,683.12	15.00%	7.892	306	77.86	626
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Year Treasury	3	286,888.03	0.06%	9.461	291	90.00	600
2/28 6 Mo LIBOR ARM	757	120,151,820.52	23.75%	7.293	354	78.97	607
2YR IO 2/28 6 Mo LIBOR ARM	6	2,117,100.00	0.42%	6.926	358	78.28	637
3/27 6 Mo LIBOR ARM	678	95,808,730.53	18.94%	7.495	354	80.68	598
3YR IO 3/27 6 Mo LIBOR ARM	1	252,000.00	0.05%	7.500	355	80.00	549
5/25 6 Mo LIBOR ARM	3	259,330.07	0.05%	7.783	350	83.60	601
5YR IO 2/28 6 Mo LIBOR ARM	650	162,037,117.89	32.03%	6.776	358	80.05	630
5YR IO 3/27 6 Mo LIBOR ARM	217	47,888,466.34	9.47%	6.764	358	79.36	629
5YR IO 6 Mo LIBOR ARM	3	459,500.00	0.09%	6.808	359	78.71	683
6 Mo LIBOR ARM 30 Yr	5	736,820.57	0.15%	7.818	290	69.39	620
Balloon 15/30	71	5,863,026.71	1.16%	9.614	110	80.44	607
Fixed Rate 10 Year	11	651,916.36	0.13%	7.054	113	65.00	659
Fixed Rate 15 Year	93	6,331,737.17	1.25%	8.138	164	73.98	623
Fixed Rate 20 Year	63	5,426,269.48	1.07%	7.797	236	80.78	627
Fixed Rate 30 Year	428	54,457,533.40	10.77%	7.750	350	78.08	627
Fixed Rate 5/25 Int Only	18	3,129,200.00	0.62%	6.983	359	74.74	641
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	895	215,883,384.23	42.68%	6.779	358	79.80	630
Not Interest Only	2,112	289,974,072.84	57.32%	7.524	341	79.28	608
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,211	167,030,633.48	33.02%	7.735	335	79.07	612
Prepay Penalty: 12 months	30	5,565,686.33	1.10%	6.905	343	77.48	631
Prepay Penalty: 24 months	899	195,453,601.33	38.64%	6.792	358	79.72	622
Prepay Penalty: 30 months	10	3,960,432.43	0.78%	8.192	359	79.42	634
Prepay Penalty: 36 months	829	130,972,250.68	25.89%	7.118	352	79.66	618
Prepay Penalty: 42 months	1	112,052.12	0.02%	8.490	355	85.00	514
Prepay Penalty: 60 months	27	2,762,800.70	0.55%	7.741	342	87.24	566
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,007	505,857,457.07	100.00%	7.206	349	79.50	618
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	2,290	352,561,213.46	69.70%	7.222	348	81.81	610
Limited Documentation	68	18,295,916.81	3.62%	7.588	329	72.97	624
No Ratio	1	44,402.89	0.01%	9.875	291	64.93	566
Stated Documentation	648	134,955,923.91	26.68%	7.111	354	74.38	637
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,042	335,799,961.80	66.38%	7.305	348	78.36	603
Purchase	780	146,476,444.22	28.96%	6.912	353	81.72	654
Rate/Term Refinance	185	23,581,051.05	4.66%	7.618	335	81.96	608
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo High-Rise	13	3,415,001.55	0.68%	7.033	358	75.76	647
Condo Low-Rise	148	26,484,322.84	5.24%	6.908	356	79.08	635
Manufactured Housing	31	1,640,189.64	0.32%	9.446	263	76.97	599
PUD	276	67,560,595.92	13.36%	7.005	356	80.23	622
Single Family Attached	44	5,608,334.83	1.11%	7.025	346	76.84	617
Single Family Detached	2,370	381,823,615.94	75.48%	7.238	347	79.64	616
Townhouse	49	6,797,196.61	1.34%	7.391	356	78.72	599
Two-Four Family	76	12,528,199.74	2.48%	7.660	346	75.24	619
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	118	12,195,430.92	2.41%	7.869	342	72.64	636
Primary	2,881	492,684,802.79	97.40%	7.188	349	79.71	617
Second Home	8	977,223.36	0.19%	7.926	359	63.53	579
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alaska	12	1,970,321.02	0.39%	6.927	353	80.62	635
Arizona	74	11,262,808.00	2.23%	7.097	350	82.68	607
Arkansas	14	1,351,405.83	0.27%	7.613	350	86.25	615
California	469	131,957,881.05	26.09%	6.685	357	77.01	631
Colorado	39	8,050,253.10	1.59%	6.927	352	81.18	639
Connecticut	58	11,509,990.00	2.28%	7.234	356	77.19	606
Delaware	16	1,811,462.76	0.36%	7.957	330	86.93	626
Florida	236	33,862,101.11	6.69%	7.185	342	82.17	629
Georgia	157	20,680,234.12	4.09%	7.758	349	83.57	608
Hawaii	10	2,718,070.34	0.54%	7.332	345	78.83	595
Idaho	11	1,086,846.30	0.21%	7.807	349	79.80	578
Illinois	114	16,769,023.53	3.31%	7.458	346	80.77	621
Indiana	76	8,908,039.66	1.76%	7.563	345	83.54	608
Iowa	12	790,168.51	0.16%	8.113	281	75.43	654
Kansas	12	1,939,299.87	0.38%	8.428	355	68.86	561
Kentucky	18	2,186,669.07	0.43%	7.301	337	80.49	613
Louisiana	50	4,233,490.51	0.84%	8.112	325	77.49	601
Maine	3	337,750.00	0.07%	7.439	359	78.03	548
Maryland	174	37,989,256.25	7.51%	7.047	358	80.97	621
Massachusetts	22	5,334,221.18	1.05%	6.675	356	78.87	634
Michigan	122	13,102,919.14	2.59%	7.650	351	81.33	597
Minnesota	20	3,530,108.67	0.70%	7.289	354	81.28	593
Mississippi	25	2,014,508.84	0.40%	8.254	340	86.08	594
Missouri	41	3,752,428.11	0.74%	8.025	327	81.44	600
Nebraska	16	1,471,696.36	0.29%	7.149	332	84.04	644
Nevada	80	17,127,114.47	3.39%	7.022	357	79.60	616
New Hampshire	4	522,787.02	0.10%	7.986	358	80.00	569
New Jersey	29	5,390,529.54	1.07%	7.739	337	73.89	599
New Mexico	13	1,228,358.15	0.24%	8.423	300	83.10	618
New York	128	25,194,911.65	4.98%	7.310	353	75.20	602
North Carolina	72	9,241,915.95	1.83%	8.077	346	81.10	617
Ohio	127	14,192,623.13	2.81%	7.574	342	82.93	606
Oklahoma	42	3,749,722.32	0.74%	7.581	322	81.51	620
Oregon	54	7,511,700.73	1.48%	7.285	321	78.52	627
Pennsylvania	95	11,433,751.28	2.26%	8.063	340	80.17	587
Rhode Island	2	364,000.00	0.07%	7.055	358	77.53	581
South Carolina	26	3,862,176.52	0.76%	7.411	341	79.69	622
South Dakota	1	59,359.12	0.01%	7.875	358	90.00	526
Tennessee	59	5,858,123.03	1.16%	8.082	318	79.54	591
Texas	163	15,368,382.15	3.04%	7.890	309	77.20	606
Utah	12	1,625,602.13	0.32%	6.867	343	83.28	635
Virginia	199	41,164,204.29	8.14%	7.097	355	80.19	614
Washington	61	9,043,881.02	1.79%	7.084	348	82.41	626
West Virginia	12	1,269,630.06	0.25%	7.664	326	82.51	616
Wisconsin	24	2,736,262.49	0.54%	7.711	349	80.97	618
Wyoming	3	291,468.69	0.06%	7.632	345	82.21	638
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	609	105,610,727.14	20.88%	6.922	348	79.33	608
A+	959	194,011,613.97	38.35%	6.508	353	80.02	666
A-	826	124,766,537.19	24.66%	7.842	345	80.05	574
B	311	40,436,086.02	7.99%	8.407	339	74.06	560
C	124	11,470,524.78	2.27%	10.155	333	71.83	538
D	19	2,166,912.95	0.43%	10.580	347	61.67	526
EA3	2	206,000.00	0.04%	7.000	359	73.57	567
SD	157	27,189,055.02	5.37%	7.073	357	86.83	634
Total	3,007	505,857,457.07	100.00%	7.206	349	79.50	618

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	1	314,400.68	0.07%	6.250	357	70.00	781
3.000 - 3.499	11	2,151,173.09	0.50%	5.651	358	78.27	689
3.500 - 3.999	91	23,155,554.46	5.39%	5.988	358	77.15	662
4.000 - 4.499	147	32,128,235.80	7.47%	6.313	358	77.98	642
4.500 - 4.999	205	43,897,828.59	10.21%	6.434	357	79.13	643
5.000 - 5.499	388	86,054,288.06	20.01%	6.534	358	79.08	640
5.500 - 5.999	424	79,470,395.54	18.48%	6.865	356	79.86	620
6.000 - 6.499	373	60,551,306.24	14.08%	7.412	355	81.85	605
6.500 - 6.999	314	49,903,739.55	11.61%	7.890	355	81.99	580
7.000 - 7.499	207	29,449,270.40	6.85%	8.422	354	80.90	560
7.500 - 7.999	92	13,463,368.19	3.13%	8.683	356	77.58	553
8.000 - 8.499	46	6,607,023.38	1.54%	9.645	354	78.87	552
8.500 - 8.999	18	1,960,895.65	0.46%	10.281	356	73.80	540
9.000 - 9.499	4	579,794.32	0.13%	9.692	358	77.23	529
9.500 - 9.999	1	125,500.00	0.03%	9.975	359	44.04	516
10.500 -10.999	1	185,000.00	0.04%	12.275	358	68.01	470
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	15	3,950,262.63	0.92%	5.759	358	77.75	667
4.000 - 4.499	38	8,530,385.57	1.98%	5.865	358	76.86	664
4.500 - 4.999	130	32,278,642.11	7.51%	5.883	358	79.22	666
5.000 - 5.499	271	64,515,498.49	15.00%	6.134	358	78.86	649
5.500 - 5.999	434	92,257,055.10	21.46%	6.512	358	79.49	637
6.000 - 6.499	351	66,931,508.72	15.57%	6.949	358	80.31	618
6.500 - 6.999	339	59,403,140.22	13.81%	7.316	358	81.70	600
7.000 - 7.499	223	35,586,002.90	8.28%	7.822	357	81.73	580
7.500 - 7.999	178	28,284,406.21	6.58%	8.289	357	79.51	559
8.000 - 8.499	62	8,784,033.67	2.04%	8.808	356	79.60	549
8.500 - 8.999	70	9,112,433.27	2.12%	9.351	351	77.19	537
9.000 - 9.499	37	4,099,006.96	0.95%	9.638	341	77.74	558
9.500 - 9.999	62	6,989,534.70	1.63%	10.029	329	77.47	563
10.000 -10.499	31	2,620,792.57	0.61%	10.578	318	79.21	566
10.500 -10.999	46	3,826,416.58	0.89%	10.865	307	79.53	567
11.000 -11.499	18	1,427,056.04	0.33%	11.305	307	79.41	518
11.500 -11.999	6	337,974.44	0.08%	11.912	317	73.31	551
12.000 -12.499	10	955,357.25	0.22%	12.192	299	67.82	573
12.500 -12.999	2	108,266.52	0.03%	12.926	298	65.35	556
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 -10.999	6	1,227,736.96	0.29%	4.814	359	77.25	689
11.000 -11.499	40	10,906,821.11	2.54%	5.290	358	77.33	683
11.500 -11.999	200	49,582,334.04	11.53%	5.771	358	78.66	661
12.000 -12.499	302	70,026,633.13	16.29%	6.210	358	79.43	646
12.500 -12.999	479	98,316,825.11	22.86%	6.683	358	79.46	630
13.000 -13.499	330	60,460,917.16	14.06%	7.156	358	80.88	609
13.500 -13.999	313	53,718,222.52	12.49%	7.568	358	80.76	594
14.000 -14.499	169	25,214,567.84	5.86%	8.053	358	83.78	578
14.500 -14.999	148	25,041,551.72	5.82%	8.494	357	79.43	554
15.000 -15.499	63	7,597,503.09	1.77%	8.918	349	79.46	545
15.500 -15.999	82	9,636,354.99	2.24%	9.431	344	77.03	544
16.000 -16.499	34	3,469,842.30	0.81%	9.967	334	78.66	569
16.500 -16.999	61	6,594,825.38	1.53%	10.134	327	78.00	560
17.000 -17.499	24	1,972,796.93	0.46%	10.749	324	77.64	539
17.500 -17.999	37	3,216,365.27	0.75%	10.709	309	79.79	563
18.000 -18.499	20	1,579,809.96	0.37%	10.895	305	78.10	521
18.500 -18.999	7	433,639.16	0.10%	11.233	314	72.36	548
19.000 -19.499	7	940,760.92	0.22%	11.895	299	70.19	576
19.500 -19.999	1	60,266.36	0.01%	12.875	297	70.00	555
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	87	10,503,530.81	2.44%	8.596	328	77.78	601
1.500	154	23,057,253.86	5.36%	7.309	351	82.15	605
2.000	15	2,430,077.51	0.57%	7.269	345	79.01	630
3.000	2,066	393,917,703.13	91.61%	7.029	357	79.71	617
7.000	1	89,208.64	0.02%	10.375	291	85.00	498
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	2,151	405,279,521.06	94.25%	7.061	357	79.67	617
1.500	167	24,310,756.52	5.65%	7.430	348	81.77	605
2.000	3	286,888.03	0.07%	9.461	291	90.00	600
3.000	2	120,608.34	0.03%	10.367	299	74.70	605
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10/05/04	1	151,205.37	0.04%	10.000	301	80.00	496
10/30/04	1	58,740.93	0.01%	9.950	289	85.00	671
11/01/04	44	3,506,991.34	0.82%	9.625	299	77.79	570
11/02/04	1	147,872.28	0.03%	7.450	290	78.25	604
12/01/04	36	3,020,444.94	0.70%	10.151	296	81.46	563
12/07/04	1	55,242.70	0.01%	9.350	291	85.00	574
01/01/05	30	2,656,475.88	0.62%	9.569	295	76.73	588
01/02/05	2	200,006.80	0.05%	9.903	292	88.46	634
02/01/05	13	1,576,414.76	0.37%	10.496	296	76.41	578
03/01/05	18	1,512,276.97	0.35%	9.781	299	80.36	596
04/01/05	35	2,469,529.42	0.57%	10.196	297	77.08	616
01/01/06	1	227,935.50	0.05%	6.150	351	80.00	580
02/01/06	2	505,199.21	0.12%	7.719	352	74.75	566
03/01/06	3	516,246.78	0.12%	6.655	353	79.92	601
04/01/06	5	870,556.96	0.20%	8.139	354	76.83	543
05/01/06	33	5,019,188.19	1.17%	7.022	355	81.45	604
06/01/06	31	5,730,532.36	1.33%	6.948	356	80.48	618
07/01/06	56	14,533,167.94	3.38%	6.957	357	76.12	621
07/20/06	1	360,000.00	0.08%	6.350	358	65.45	694
07/23/06	1	286,200.00	0.07%	7.990	358	90.00	525
07/28/06	1	87,926.43	0.02%	6.900	358	80.00	635
08/01/06	528	112,584,538.05	26.18%	6.824	358	79.82	623
08/02/06	1	121,397.92	0.03%	6.875	359	90.00	619
08/03/06	1	252,000.00	0.06%	6.350	359	80.00	594
08/11/06	1	60,733.18	0.01%	6.800	359	81.05	618
08/17/06	1	119,920.00	0.03%	6.275	359	80.00	666
08/18/06	1	90,000.00	0.02%	7.625	359	100.00	645
08/20/06	2	161,852.42	0.04%	6.791	359	91.00	766
08/25/06	2	216,250.00	0.05%	7.250	359	92.48	661
09/01/06	621	130,545,554.50	30.36%	6.969	359	79.65	622
10/01/06	27	4,694,658.00	1.09%	7.103	360	81.18	617
03/01/07	1	130,501.99	0.03%	6.509	353	95.00	622
04/01/07	10	1,987,528.27	0.46%	6.976	354	80.46	587
05/01/07	24	3,840,443.33	0.89%	7.152	355	84.55	611
06/01/07	31	4,266,680.39	0.99%	7.168	356	86.18	614
06/25/07	1	134,223.56	0.03%	8.125	357	80.00	546
07/01/07	19	4,313,535.98	1.00%	7.549	357	68.15	621
07/09/07	1	121,025.51	0.03%	7.250	358	80.00	666
07/22/07	1	115,904.70	0.03%	6.990	358	80.00	731
07/24/07	1	55,200.00	0.01%	7.500	358	80.00	581
08/01/07	281	50,717,910.99	11.79%	7.045	358	79.62	617
08/02/07	1	170,909.00	0.04%	9.125	359	77.73	509
08/18/07	1	72,900.00	0.02%	9.250	359	90.00	550
09/01/07	434	69,350,701.40	16.13%	7.133	359	80.90	604
10/01/07	11	1,690,750.00	0.39%	6.740	360	81.66	596
08/01/09	1	126,000.00	0.03%	6.750	358	90.00	642
09/01/09	4	564,500.00	0.13%	7.007	359	78.02	664
Total	2,323	429,997,773.95	100.00%	7.085	356	79.79	616

Initial Group I Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$252,928,728	$5,660	$800,000
Average Scheduled Principal Balance	$143,221
Number of Mortgage Loans	1,766

Weighted Average Gross Coupon	7.299%	4.750%	12.990%
Weighted Average FICO Score	617	453	809
Weighted Average Combined Original LTV	80.19%	16.67%	100.00%

Weighted Average Original Term	352 months	120 months	360 months
Weighted Average Stated Remaining Term	347 months	50 months	360 months
Weighted Average Seasoning	5 months	0 months	76 months

Weighted Average Gross Margin	5.735%	2.875%	9.250%
Weighted Average Minimum Interest Rate	6.399%	3.500%	12.990%
Weighted Average Maximum Interest Rate	13.264%	10.750%	19.875%
Weighted Average Initial Rate Cap	2.868%	1.000%	7.000%
Weighted Average Subsequent Rate Cap	1.030%	1.000%	3.000%
Weighted Average Months to Roll	26 months	0 months	59 months

Maturity Date		Dec 1 2008	Oct 1 2034
Maximum Zip Code Concentration	0.67%	22193

ARM	80.71%
Fixed Rate	19.29%

Interest Only	36.90%
Not Interest Only	63.10%

First Lien	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	102	3,657,120.84	1.45%	9.243	259	69.88	607
50,000.01 - 100,000.00	540	41,096,778.32	16.25%	8.031	322	78.84	599
100,000.01 - 150,000.00	447	55,253,431.49	21.85%	7.427	349	81.26	614
150,000.01 - 200,000.00	285	49,509,306.05	19.57%	7.249	351	81.69	618
200,000.01 - 250,000.00	185	41,657,930.60	16.47%	6.923	354	79.37	627
250,000.01 - 300,000.00	130	35,533,145.74	14.05%	6.881	357	80.63	626
300,000.01 - 350,000.00	70	22,242,394.55	8.79%	6.645	358	79.89	640
350,000.01 - 400,000.00	1	387,000.00	0.15%	7.125	358	90.00	614
400,000.01 - 450,000.00	2	833,370.00	0.33%	7.211	358	90.50	551
550,000.01 - 600,000.00	1	562,000.00	0.22%	5.750	358	62.44	588
600,000.01 - 650,000.00	1	620,000.00	0.25%	9.500	357	72.94	537
750,000.01 - 800,000.00	2	1,576,250.00	0.62%	9.073	359	71.64	534
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	6	656,272.41	0.26%	4.870	325	72.91	704
5.000 - 5.499	19	4,121,617.91	1.63%	5.237	358	77.02	684
5.500 - 5.999	112	22,733,330.87	8.99%	5.779	358	78.85	667
6.000 - 6.499	190	35,909,839.71	14.20%	6.245	358	78.97	649
6.500 - 6.999	345	57,878,869.41	22.88%	6.732	355	80.29	635
7.000 - 7.499	278	37,547,548.38	14.85%	7.207	352	80.94	617
7.500 - 7.999	273	35,242,615.09	13.93%	7.703	349	80.99	598
8.000 - 8.499	144	19,112,267.61	7.56%	8.223	345	83.39	584
8.500 - 8.999	133	15,217,489.83	6.02%	8.674	330	79.89	561
9.000 - 9.499	68	7,494,157.93	2.96%	9.199	325	79.31	560
9.500 - 9.999	68	7,228,592.48	2.86%	9.728	318	77.28	545
10.000 -10.499	41	3,386,696.35	1.34%	10.190	252	80.68	578
10.500 -10.999	44	3,817,729.44	1.51%	10.736	290	80.44	564
11.000 -11.499	21	1,306,394.53	0.52%	11.211	238	83.93	558
11.500 -11.999	13	837,257.20	0.33%	11.785	288	73.68	536
12.000 -12.499	6	279,063.53	0.11%	12.275	214	81.04	535
12.500 -12.999	5	158,984.91	0.06%	12.839	296	69.23	567
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	14	1,232,164.29	0.49%	9.883	294	71.93	489
500-524	110	14,923,615.67	5.90%	8.960	344	78.74	513
525-549	163	20,992,187.66	8.30%	8.330	344	80.40	537
550-574	226	28,237,152.18	11.16%	7.982	343	79.17	563
575-599	248	35,589,877.15	14.07%	7.332	351	80.07	587
600-624	305	41,500,620.74	16.41%	7.150	351	79.74	612
625-649	207	32,806,566.49	12.97%	6.810	351	81.46	637
650-674	208	32,358,682.92	12.79%	6.769	346	80.37	661
675-699	122	19,947,227.74	7.89%	6.599	340	81.10	687
700+	148	24,446,618.74	9.67%	6.503	350	80.99	730
None	15	894,014.01	0.35%	10.230	281	72.98	0
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	54	5,224,382.01	2.07%	7.400	342	39.16	594
50.00- 54.99	22	2,644,987.63	1.05%	7.385	349	52.38	575
55.00- 59.99	33	4,186,144.11	1.66%	7.356	347	57.27	619
60.00- 64.99	51	7,472,714.03	2.95%	7.539	344	62.63	593
65.00- 69.99	73	9,419,702.62	3.72%	7.679	343	66.60	593
70.00- 74.99	106	13,783,497.37	5.45%	7.578	337	71.95	600
75.00- 79.99	201	29,177,951.86	11.54%	7.094	348	76.77	619
80.00	534	81,974,589.97	32.41%	6.908	349	80.00	643
80.01- 84.99	74	11,813,120.56	4.67%	7.034	349	83.31	615
85.00- 89.99	198	28,986,529.17	11.46%	7.708	345	86.18	595
90.00- 94.99	346	47,349,961.04	18.72%	7.685	345	90.18	595
95.00- 99.99	41	5,610,836.85	2.22%	7.302	356	95.07	645
100.00	33	5,284,310.37	2.09%	7.425	358	100.00	670
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	8	342,916.36	0.14%	7.622	107	72.57	664
180	111	7,990,628.52	3.16%	8.916	139	77.95	608
240	39	3,724,051.84	1.47%	7.707	236	81.90	641
360	1,608	240,871,130.87	95.23%	7.238	356	80.25	617
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1- 60	3	59,876.36	0.02%	9.579	51	67.45	641
61-120	73	4,901,862.46	1.94%	9.557	111	79.58	610
121-180	46	3,502,001.45	1.38%	7.899	179	75.15	608
181-240	36	3,593,856.45	1.42%	7.645	239	82.21	643
241-300	102	7,898,856.60	3.12%	9.846	292	78.93	601
301-360	1,506	232,972,274.27	92.11%	7.150	358	80.29	618
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,319	204,128,941.46	80.71%	7.172	356	80.75	615
Fixed Rate	447	48,799,786.13	19.29%	7.827	307	77.84	627
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Year Treasury	2	177,942.33	0.07%	9.897	291	90.00	619
2/28 6 Mo LIBOR ARM	447	60,427,715.13	23.89%	7.345	354	80.29	610
2YR IO 2/28 6 Mo LIBOR ARM	3	872,800.00	0.35%	6.529	358	80.00	670
3/27 6 Mo LIBOR ARM	406	52,433,057.89	20.73%	7.423	355	81.77	600
3YR IO 3/27 6 Mo LIBOR ARM	1	252,000.00	0.10%	7.500	355	80.00	549
5/25 6 Mo LIBOR ARM	1	105,000.00	0.04%	7.875	359	75.00	579
5YR IO 2/28 6 Mo LIBOR ARM	343	69,377,622.88	27.43%	6.934	359	80.61	627
5YR IO 3/27 6 Mo LIBOR ARM	113	20,220,499.33	7.99%	6.813	359	80.05	626
5YR IO 6 Mo LIBOR ARM	1	59,500.00	0.02%	6.750	359	70.00	726
6 Mo LIBOR ARM 30 Yr	2	202,803.90	0.08%	7.870	290	78.72	605
Balloon 15/30	44	3,700,726.83	1.46%	9.594	110	82.01	609
Fixed Rate 10 Year	8	342,916.36	0.14%	7.622	107	72.57	664
Fixed Rate 15 Year	67	4,289,901.69	1.70%	8.331	164	74.45	607
Fixed Rate 20 Year	39	3,724,051.84	1.47%	7.707	236	81.90	641
Fixed Rate 30 Year	276	34,192,389.41	13.52%	7.658	353	77.54	628
Fixed Rate 5/25 Int Only	13	2,549,800.00	1.01%	6.882	359	76.29	653
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	474	93,332,222.21	36.90%	6.904	359	80.35	627
Not Interest Only	1,292	159,596,505.38	63.10%	7.529	340	80.09	611
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	723	88,582,894.79	35.02%	7.762	333	80.22	615
Prepay Penalty: 12 months	17	2,623,695.12	1.04%	7.047	339	77.81	637
Prepay Penalty: 24 months	489	86,135,535.42	34.06%	6.920	358	80.71	619
Prepay Penalty: 30 months	4	774,100.00	0.31%	7.798	359	85.32	594
Prepay Penalty: 36 months	532	74,712,875.81	29.54%	7.189	351	79.57	618
Prepay Penalty: 60 months	1	99,626.45	0.04%	7.250	236	86.96	542
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,766	252,928,727.59	100.00%	7.299	347	80.19	617
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	1,371	186,218,902.15	73.63%	7.324	345	82.28	610
Limited Documentation	31	4,525,411.33	1.79%	7.679	304	72.39	623
Stated Documentation	364	62,184,414.11	24.59%	7.194	355	74.51	640
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,204	166,947,397.65	66.01%	7.415	345	79.13	603
Purchase	441	71,192,452.02	28.15%	7.000	351	82.11	652
Rate/Term Refinance	121	14,788,877.92	5.85%	7.417	342	82.91	617
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo High-Rise	7	1,396,137.92	0.55%	6.770	358	69.00	656
Condo Low-Rise	83	11,631,502.85	4.60%	7.043	354	77.33	632
Manufactured Housing	15	740,178.96	0.29%	9.321	261	74.06	596
PUD	150	30,511,332.42	12.06%	7.079	358	81.23	621
Single Family Attached	23	2,429,478.92	0.96%	7.104	353	80.55	628
Single Family Detached	1,415	194,777,688.34	77.01%	7.329	345	80.49	616
Townhouse	26	4,000,430.37	1.58%	7.192	357	79.27	610
Two-Four Family	47	7,441,977.81	2.94%	7.827	344	75.50	618
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	67	7,146,033.68	2.83%	7.878	345	71.01	635
Primary	1,695	245,359,876.46	97.01%	7.280	347	80.46	617
Second Home	4	422,817.45	0.17%	8.498	358	75.34	561
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alaska	6	886,804.86	0.35%	6.761	355	81.18	638
Arizona	40	5,928,428.56	2.34%	7.231	352	84.82	604
Arkansas	11	1,063,776.06	0.42%	7.480	353	85.42	608
California	214	47,014,704.44	18.59%	6.797	356	75.75	629
Colorado	25	4,117,034.61	1.63%	6.976	347	82.51	635
Connecticut	37	6,613,306.58	2.61%	7.191	356	79.52	617
Delaware	12	1,254,462.76	0.50%	8.198	317	87.03	641
Florida	150	19,973,922.31	7.90%	7.164	341	82.30	633
Georgia	101	14,020,351.34	5.54%	7.774	351	83.10	607
Hawaii	4	1,093,960.00	0.43%	7.997	359	82.83	531
Idaho	5	631,864.34	0.25%	8.230	352	82.07	555
Illinois	72	8,947,801.64	3.54%	7.446	343	81.00	619
Indiana	39	4,055,906.90	1.60%	7.913	338	83.58	604
Iowa	9	630,537.95	0.25%	8.201	282	77.03	646
Kansas	8	784,032.64	0.31%	7.463	358	81.70	602
Kentucky	12	1,415,110.08	0.56%	7.327	331	80.68	613
Louisiana	30	2,383,707.74	0.94%	7.777	339	78.45	604
Maine	2	206,000.00	0.08%	7.000	359	73.57	567
Maryland	100	19,341,906.89	7.65%	7.071	357	81.60	628
Massachusetts	13	2,833,807.27	1.12%	6.905	354	82.56	647
Michigan	79	8,739,182.92	3.46%	7.507	350	82.47	597
Minnesota	10	1,248,693.20	0.49%	7.583	354	81.53	615
Mississippi	19	1,562,940.22	0.62%	8.327	345	85.05	585
Missouri	24	2,215,899.18	0.88%	7.563	335	83.60	611
Nebraska	11	963,521.36	0.38%	7.268	318	85.58	666
Nevada	48	9,304,853.29	3.68%	6.957	357	79.61	613
New Hampshire	3	373,477.00	0.15%	7.781	358	80.00	586
New Jersey	19	3,656,909.26	1.45%	8.031	333	77.13	610
New Mexico	11	1,057,425.57	0.42%	8.358	331	83.76	615
New York	73	11,790,339.60	4.66%	7.320	350	75.31	610
North Carolina	39	3,857,358.70	1.53%	7.648	347	83.79	611
Ohio	80	8,795,802.05	3.48%	7.696	340	83.36	612
Oklahoma	21	1,859,949.64	0.74%	7.885	317	84.44	593
Oregon	31	4,023,980.21	1.59%	7.276	327	76.24	618
Pennsylvania	59	6,258,395.02	2.47%	7.956	341	80.34	589
Rhode Island	2	364,000.00	0.14%	7.055	358	77.53	581
South Carolina	20	2,645,358.59	1.05%	7.544	334	82.58	621
Tennessee	35	3,309,743.94	1.31%	7.710	310	78.86	591
Texas	106	8,414,085.46	3.33%	8.110	302	78.13	602
Utah	7	811,789.12	0.32%	7.561	349	84.71	608
Virginia	117	20,135,885.47	7.96%	7.071	355	80.73	619
Washington	37	5,337,035.42	2.11%	7.165	348	83.52	622
West Virginia	8	956,587.55	0.38%	7.361	324	82.87	617
Wisconsin	17	2,048,087.85	0.81%	7.616	348	80.04	623
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	359	51,192,145.98	20.24%	7.040	347	81.19	608
A+	562	94,405,528.21	37.32%	6.546	351	79.98	669
A-	498	66,171,389.48	26.16%	7.973	344	80.78	572
B	179	19,995,403.73	7.91%	8.556	333	74.31	559
C	56	5,120,069.72	2.02%	10.082	337	71.77	532
D	5	690,174.74	0.27%	9.400	351	61.34	535
EA3	2	206,000.00	0.08%	7.000	359	73.57	567
SD	105	15,148,015.73	5.99%	7.225	357	87.11	633
Total	1,766	252,928,727.59	100.00%	7.299	347	80.19	617

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	1	314,400.68	0.15%	6.250	357	70.00	781
3.000 - 3.499	8	1,530,210.00	0.75%	5.459	358	79.92	699
3.500 - 3.999	45	8,805,667.25	4.31%	5.983	358	77.08	671
4.000 - 4.499	77	13,301,198.17	6.52%	6.433	358	78.76	640
4.500 - 4.999	122	21,949,398.73	10.75%	6.368	357	79.23	649
5.000 - 5.499	208	36,370,419.02	17.82%	6.566	357	80.14	642
5.500 - 5.999	227	34,732,492.05	17.01%	6.984	355	80.46	624
6.000 - 6.499	217	31,596,652.47	15.48%	7.490	355	82.13	601
6.500 - 6.999	198	27,604,895.82	13.52%	7.835	356	83.10	581
7.000 - 7.499	132	17,604,050.87	8.62%	8.527	356	80.87	557
7.500 - 7.999	69	8,401,289.65	4.12%	8.772	355	82.43	550
8.000 - 8.499	14	1,727,016.75	0.85%	9.195	356	82.78	553
9.000 - 9.499	1	191,250.00	0.09%	8.950	358	85.00	530
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	7	1,433,286.96	0.70%	5.823	358	75.26	694
4.000 - 4.499	22	4,264,274.43	2.09%	5.868	358	76.97	653
4.500 - 4.999	67	14,136,997.15	6.93%	5.842	358	79.87	675
5.000 - 5.499	147	28,365,184.01	13.90%	6.144	358	79.67	647
5.500 - 5.999	228	38,023,226.59	18.63%	6.532	359	80.17	639
6.000 - 6.499	207	32,299,403.89	15.82%	6.952	358	80.81	626
6.500 - 6.999	214	32,031,965.12	15.69%	7.337	358	82.45	600
7.000 - 7.499	135	18,595,898.85	9.11%	7.909	358	82.85	579
7.500 - 7.999	111	14,753,361.44	7.23%	8.282	357	82.38	559
8.000 - 8.499	40	4,977,811.85	2.44%	8.902	357	83.42	536
8.500 - 8.999	37	5,352,194.83	2.62%	9.404	353	74.22	533
9.000 - 9.499	22	2,294,167.55	1.12%	9.487	343	79.03	560
9.500 - 9.999	28	3,300,659.96	1.62%	10.132	330	79.45	553
10.000 -10.499	15	1,169,876.37	0.57%	10.288	298	83.95	589
10.500 -10.999	23	2,263,770.98	1.11%	10.903	307	80.29	559
11.000 -11.499	9	520,303.50	0.25%	11.172	297	80.63	543
11.500 -11.999	2	97,522.93	0.05%	11.873	302	76.57	530
12.000 -12.499	3	140,768.53	0.07%	12.229	299	75.91	533
12.500 -12.999	2	108,266.52	0.05%	12.926	298	65.35	556
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 -10.999	3	440,986.96	0.22%	4.822	358	77.48	692
11.000 -11.499	17	3,858,263.11	1.89%	5.325	358	76.00	693
11.500 -11.999	105	21,745,939.13	10.65%	5.771	358	78.47	669
12.000 -12.499	162	31,029,467.98	15.20%	6.205	358	79.62	647
12.500 -12.999	268	44,087,570.77	21.60%	6.706	358	80.71	627
13.000 -13.499	203	29,354,056.01	14.38%	7.132	358	82.25	619
13.500 -13.999	192	27,721,924.52	13.58%	7.590	358	81.43	596
14.000 -14.499	106	15,159,821.64	7.43%	8.079	358	84.60	575
14.500 -14.999	87	11,862,793.78	5.81%	8.495	357	81.56	551
15.000 -15.499	42	4,936,078.71	2.42%	9.015	353	81.72	537
15.500 -15.999	43	5,534,093.16	2.71%	9.472	349	76.52	537
16.000 -16.499	20	1,940,666.26	0.95%	9.915	330	80.62	576
16.500 -16.999	32	3,425,821.09	1.68%	10.275	326	79.43	551
17.000 -17.499	9	607,136.04	0.30%	10.450	295	83.64	539
17.500 -17.999	16	1,662,348.51	0.81%	10.953	309	80.54	566
18.000 -18.499	10	491,385.13	0.24%	11.027	297	78.96	553
18.500 -18.999	2	112,108.22	0.05%	12.352	302	71.23	542
19.000 -19.499	1	98,214.08	0.05%	12.250	301	85.00	542
19.500 -19.999	1	60,266.36	0.03%	12.875	297	70.00	555
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	48	5,074,224.29	2.49%	8.513	330	81.77	616
1.500	80	11,077,096.88	5.43%	7.222	352	82.39	609
2.000	6	628,146.66	0.31%	8.115	338	81.99	628
3.000	1,184	187,260,264.99	91.74%	7.128	357	80.62	615
7.000	1	89,208.64	0.04%	10.375	291	85.00	498
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1,229	192,116,082.94	94.12%	7.159	357	80.66	615
1.500	87	11,783,270.89	5.77%	7.330	349	82.10	609
2.000	2	177,942.33	0.09%	9.897	291	90.00	619
3.000	1	51,645.30	0.03%	10.990	300	67.28	583
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10/30/04	1	58,740.93	0.03%	9.950	289	85.00	671
11/01/04	19	1,356,938.05	0.66%	10.165	299	80.64	583
11/02/04	1	147,872.28	0.07%	7.450	290	78.25	604
12/01/04	20	1,885,768.57	0.92%	9.920	294	82.41	568
01/01/05	15	1,165,714.11	0.57%	10.232	297	79.56	559
01/02/05	2	200,006.80	0.10%	9.903	292	88.46	634
02/01/05	7	728,125.90	0.36%	10.300	295	80.86	570
03/01/05	9	641,618.37	0.31%	9.952	299	74.82	609
04/01/05	11	782,889.32	0.38%	10.467	296	80.22	582
02/01/06	1	240,000.00	0.12%	5.750	352	80.00	653
04/01/06	4	675,929.02	0.33%	8.575	354	74.48	531
05/01/06	18	2,621,245.80	1.28%	6.765	355	78.23	621
06/01/06	19	3,275,095.77	1.60%	6.647	356	82.80	639
07/01/06	29	5,417,837.94	2.65%	7.455	357	77.17	634
07/23/06	1	286,200.00	0.14%	7.990	358	90.00	525
07/28/06	1	87,926.43	0.04%	6.900	358	80.00	635
08/01/06	299	50,702,771.00	24.84%	6.881	358	80.92	622
08/02/06	1	121,397.92	0.06%	6.875	359	90.00	619
08/03/06	1	252,000.00	0.12%	6.350	359	80.00	594
08/17/06	1	119,920.00	0.06%	6.275	359	80.00	666
08/20/06	2	161,852.42	0.08%	6.791	359	91.00	766
08/25/06	2	216,250.00	0.11%	7.250	359	92.48	661
09/01/06	348	59,949,144.50	29.37%	7.104	359	80.13	619
10/01/06	19	2,782,832.00	1.36%	7.546	360	83.06	607
03/01/07	1	130,501.99	0.06%	6.509	353	95.00	622
04/01/07	5	716,663.54	0.35%	7.994	354	81.65	538
05/01/07	16	2,135,492.61	1.05%	7.503	355	84.29	590
06/01/07	17	2,185,899.35	1.07%	7.111	356	83.25	618
07/01/07	9	1,371,412.24	0.67%	7.194	357	80.02	669
07/09/07	1	121,025.51	0.06%	7.250	358	80.00	666
07/22/07	1	115,904.70	0.06%	6.990	358	80.00	731
08/01/07	165	24,827,756.99	12.16%	7.092	358	80.51	611
08/18/07	1	72,900.00	0.04%	9.250	359	90.00	550
09/01/07	264	37,428,457.40	18.34%	7.165	359	81.60	605
10/01/07	6	980,350.00	0.48%	6.584	360	80.42	627
09/01/09	2	164,500.00	0.08%	7.468	359	73.19	632
Total	1,319	204,128,941.46	100.00%	7.172	356	80.75	615

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Initial Group II Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$252,928,729	$14,447	$1,000,000
Average Scheduled Principal Balance	$203,810
Number of Mortgage Loans	1,241

Weighted Average Gross Coupon	7.113%	4.750%	13.750%
Weighted Average FICO Score	618	461	796
Weighted Average Combined Original LTV	78.82%	16.56%	100.00%

Weighted Average Original Term	356 months	120 months	360 months
Weighted Average Stated Remaining Term	351 months	108 months	360 months
Weighted Average Seasoning	5 months	0 months	76 months

Weighted Average Gross Margin	5.607%	3.250%	10.500%
Weighted Average Minimum Interest Rate	6.226%	3.500%	12.300%
Weighted Average Maximum Interest Rate	13.105%	10.750%	19.250%
Weighted Average Initial Rate Cap	2.864%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.029%	1.000%	3.000%
Weighted Average Months to Roll	25 months	0 months	59 months

Maturity Date		Oct 1 2013	Oct 1 2034
Maximum Zip Code Concentration	0.97%	28020

ARM	89.30%
Fixed Rate	10.70%

Interest Only	48.45%
Not Interest Only	51.55%

First Lien	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	89	3,228,061.70	1.28%	10.101	256	72.06	608
50,000.01 - 100,000.00	305	22,502,553.88	8.90%	8.296	326	79.30	594
100,000.01 - 150,000.00	235	29,271,131.53	11.57%	7.502	343	81.56	611
150,000.01 - 200,000.00	131	23,156,379.65	9.16%	7.259	355	80.94	608
200,000.01 - 250,000.00	104	23,319,228.99	9.22%	6.951	352	79.54	622
250,000.01 - 300,000.00	76	20,774,093.75	8.21%	6.831	358	79.30	624
300,000.01 - 350,000.00	70	23,028,386.77	9.10%	6.657	357	80.86	624
350,000.01 - 400,000.00	89	33,223,340.92	13.14%	6.590	356	80.92	636
400,000.01 - 450,000.00	49	20,865,181.24	8.25%	6.766	356	79.11	625
450,000.01 - 500,000.00	45	21,495,405.52	8.50%	6.567	355	78.65	632
500,000.01 - 550,000.00	11	5,802,529.82	2.29%	7.161	358	77.31	608
550,000.01 - 600,000.00	12	6,960,448.81	2.75%	6.854	358	73.46	613
600,000.01 - 650,000.00	5	3,151,020.00	1.25%	6.781	358	70.99	591
650,000.01 - 700,000.00	1	661,340.98	0.26%	6.000	358	71.80	653
700,000.01 - 750,000.00	7	5,151,000.00	2.04%	7.700	359	71.13	606
750,000.01 - 800,000.00	3	2,348,375.92	0.93%	7.505	358	62.80	592
800,000.01 - 850,000.00	4	3,261,250.00	1.29%	8.249	359	73.32	639
850,000.01 - 900,000.00	1	870,000.00	0.34%	5.990	357	68.24	617
900,000.01 - 950,000.00	2	1,860,000.00	0.74%	8.143	359	62.79	531
950,000.01 - 1,000,000.00	2	1,999,000.00	0.79%	7.212	357	51.32	618
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	4	845,769.71	0.33%	4.819	346	75.23	688
5.000 - 5.499	23	7,048,558.00	2.79%	5.270	359	78.06	678
5.500 - 5.999	100	29,204,608.45	11.55%	5.771	358	78.74	655
6.000 - 6.499	163	42,285,135.06	16.72%	6.229	356	79.12	643
6.500 - 6.999	251	61,741,672.60	24.41%	6.696	357	78.55	632
7.000 - 7.499	161	36,344,895.42	14.37%	7.210	353	79.78	604
7.500 - 7.999	155	28,560,838.10	11.29%	7.681	351	79.70	592
8.000 - 8.499	81	11,634,430.90	4.60%	8.217	346	82.05	581
8.500 - 8.999	97	17,507,833.98	6.92%	8.666	337	76.45	576
9.000 - 9.499	27	2,344,733.13	0.93%	9.293	321	75.92	568
9.500 - 9.999	55	5,999,805.59	2.37%	9.683	320	77.71	566
10.000 -10.499	26	2,201,766.39	0.87%	10.227	290	76.84	547
10.500 -10.999	44	3,127,495.02	1.24%	10.684	304	80.40	553
11.000 -11.499	19	1,729,365.88	0.68%	11.168	321	75.87	532
11.500 -11.999	14	764,358.37	0.30%	11.647	299	67.96	570
12.000 -12.499	11	1,093,983.96	0.43%	12.213	308	67.22	562
12.500 -12.999	5	245,674.68	0.10%	12.583	261	79.07	566
13.000 -13.499	3	189,993.58	0.08%	13.257	169	73.82	513
13.500 -13.999	2	57,810.66	0.02%	13.716	289	48.67	0
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	12	1,404,005.07	0.56%	10.792	307	77.46	481
500-524	73	11,078,384.75	4.38%	8.949	352	74.59	513
525-549	117	18,168,348.79	7.18%	8.356	343	79.50	538
550-574	161	30,759,875.13	12.16%	7.654	353	75.56	563
575-599	179	38,325,809.82	15.15%	7.185	352	77.11	587
600-624	188	40,124,214.09	15.86%	6.868	352	79.26	612
625-649	171	36,349,113.42	14.37%	6.714	351	81.02	636
650-674	136	32,995,248.19	13.05%	6.699	347	80.16	660
675-699	99	22,816,239.03	9.02%	6.510	352	80.30	686
700+	93	20,208,697.67	7.99%	6.251	354	80.63	734
None	12	698,793.52	0.28%	9.530	307	64.13	0
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	31	4,686,866.51	1.85%	7.849	346	43.18	573
50.00- 54.99	23	3,968,430.72	1.57%	7.205	341	52.64	605
55.00- 59.99	30	6,362,721.41	2.52%	7.413	336	56.92	589
60.00- 64.99	29	8,308,440.05	3.28%	7.619	349	62.92	593
65.00- 69.99	59	13,221,038.96	5.23%	7.200	349	67.38	601
70.00- 74.99	98	21,766,952.39	8.61%	7.108	348	71.84	603
75.00- 79.99	146	33,240,544.84	13.14%	6.971	352	76.94	620
80.00	371	80,702,384.78	31.91%	6.788	352	80.00	640
80.01- 84.99	49	10,143,817.34	4.01%	7.466	349	83.53	594
85.00- 89.99	147	26,056,123.35	10.30%	7.387	349	86.19	603
90.00- 94.99	209	34,623,803.07	13.69%	7.401	351	90.15	603
95.00- 99.99	31	5,871,553.85	2.32%	7.000	358	95.19	666
100.00	18	3,976,052.21	1.57%	7.100	358	100.00	675
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	3	309,000.00	0.12%	6.425	119	56.59	653
180	53	4,204,135.36	1.66%	8.718	136	75.44	630
240	24	1,702,217.64	0.67%	7.995	235	78.35	596
360	1,161	246,713,376.48	97.54%	7.080	355	78.91	618
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	43	2,976,965.65	1.18%	9.206	112	73.86	618
121-180	16	1,622,034.45	0.64%	7.451	178	74.85	655
181-240	21	1,616,352.90	0.64%	7.890	239	78.41	594
241-300	113	9,232,733.30	3.65%	9.606	293	76.16	603
301-360	1,048	237,480,643.18	93.89%	6.982	358	79.01	619
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,004	225,868,832.49	89.30%	7.006	356	78.93	618
Fixed Rate	237	27,059,896.99	10.70%	8.010	304	77.91	623
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 Year Treasury	1	108,945.70	0.04%	8.750	291	90.00	570
2/28 6 Mo LIBOR ARM	310	59,724,105.39	23.61%	7.241	354	77.65	604
2YR IO 2/28 6 Mo LIBOR ARM	3	1,244,300.00	0.49%	7.205	358	77.08	615
3/27 6 Mo LIBOR ARM	272	43,375,672.64	17.15%	7.581	353	79.37	594
5/25 6 Mo LIBOR ARM	2	154,330.07	0.06%	7.721	344	89.45	616
5YR IO 2/28 6 Mo LIBOR ARM	307	92,659,495.01	36.63%	6.657	358	79.63	633
5YR IO 3/27 6 Mo LIBOR ARM	104	27,667,967.01	10.94%	6.728	358	78.86	631
5YR IO 6 Mo LIBOR ARM	2	400,000.00	0.16%	6.817	359	80.00	676
6 Mo LIBOR ARM 30 Yr	3	534,016.67	0.21%	7.798	290	65.84	626
Balloon 15/30	27	2,162,299.88	0.85%	9.650	111	77.75	605
Fixed Rate 10 Year	3	309,000.00	0.12%	6.425	119	56.59	653
Fixed Rate 15 Year	26	2,041,835.48	0.81%	7.731	162	72.99	657
Fixed Rate 20 Year	24	1,702,217.64	0.67%	7.995	235	78.35	596
Fixed Rate 30 Year	152	20,265,143.99	8.01%	7.906	347	78.99	624
Fixed Rate 5/25 Int Only	5	579,400.00	0.23%	7.428	359	67.92	590
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	421	122,551,162.02	48.45%	6.683	358	79.38	633
Not Interest Only	820	130,377,567.46	51.55%	7.517	343	78.29	604
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	488	78,447,738.69	31.02%	7.705	337	77.76	610
Prepay Penalty: 12 months	13	2,941,991.21	1.16%	6.778	347	77.18	625
Prepay Penalty: 24 months	410	109,318,065.91	43.22%	6.691	358	78.95	625
Prepay Penalty: 30 months	6	3,186,332.43	1.26%	8.288	359	77.98	644
Prepay Penalty: 36 months	297	56,259,374.87	22.24%	7.025	354	79.76	618
Prepay Penalty: 42 months	1	112,052.12	0.04%	8.490	355	85.00	514
Prepay Penalty: 60 months	26	2,663,174.25	1.05%	7.760	346	87.25	567
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,241	252,928,729.48	100.00%	7.113	351	78.82	618
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	919	166,342,311.31	65.77%	7.107	350	81.28	610
Limited Documentation	37	13,770,505.48	5.44%	7.558	337	73.16	625
No Ratio	1	44,402.89	0.02%	9.875	291	64.93	566
Stated Documentation	284	72,771,509.80	28.77%	7.040	354	74.27	635
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	838	168,852,564.15	66.76%	7.196	350	77.61	603
Purchase	339	75,283,992.20	29.76%	6.829	355	81.35	655
Rate/Term Refinance	64	8,792,173.13	3.48%	7.956	323	80.37	594
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo High-Rise	6	2,018,863.63	0.80%	7.215	358	80.44	641
Condo Low-Rise	65	14,852,819.99	5.87%	6.803	357	80.45	637
Manufactured Housing	16	900,010.68	0.36%	9.549	264	79.36	603
PUD	126	37,049,263.50	14.65%	6.943	355	79.40	622
Single Family Attached	21	3,178,855.91	1.26%	6.965	340	74.00	609
Single Family Detached	955	187,045,927.60	73.95%	7.144	349	78.76	616
Townhouse	23	2,796,766.24	1.11%	7.676	356	77.93	583
Two-Four Family	29	5,086,221.93	2.01%	7.416	350	74.87	619
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	51	5,049,397.24	2.00%	7.858	337	74.96	637
Primary	1,186	247,324,926.33	97.78%	7.097	351	78.95	618
Second Home	4	554,405.91	0.22%	7.490	359	54.53	593
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alaska	6	1,083,516.16	0.43%	7.062	351	80.16	632
Arizona	34	5,334,379.44	2.11%	6.947	349	80.31	611
Arkansas	3	287,629.77	0.11%	8.106	340	89.30	638
California	255	84,943,176.61	33.58%	6.624	357	77.70	632
Colorado	14	3,933,218.49	1.56%	6.875	357	79.78	643
Connecticut	21	4,896,683.42	1.94%	7.292	355	74.04	592
Delaware	4	557,000.00	0.22%	7.414	359	86.71	593
Florida	86	13,888,178.80	5.49%	7.216	343	81.97	624
Georgia	56	6,659,882.78	2.63%	7.724	344	84.56	609
Hawaii	6	1,624,110.34	0.64%	6.885	335	76.13	639
Idaho	6	454,981.96	0.18%	7.218	345	76.66	609
Illinois	42	7,821,221.89	3.09%	7.473	349	80.50	623
Indiana	37	4,852,132.76	1.92%	7.271	351	83.51	612
Iowa	3	159,630.56	0.06%	7.767	278	69.12	688
Kansas	4	1,155,267.23	0.46%	9.082	353	60.14	533
Kentucky	6	771,558.99	0.31%	7.255	349	80.13	614
Louisiana	20	1,849,782.77	0.73%	8.544	308	76.26	596
Maine	1	131,750.00	0.05%	8.125	359	85.00	519
Maryland	74	18,647,349.36	7.37%	7.022	358	80.32	614
Massachusetts	9	2,500,413.91	0.99%	6.413	357	74.69	620
Michigan	43	4,363,736.22	1.73%	7.936	352	79.06	598
Minnesota	10	2,281,415.47	0.90%	7.128	355	81.14	582
Mississippi	6	451,568.62	0.18%	8.004	321	89.67	623
Missouri	17	1,536,528.93	0.61%	8.690	315	78.32	584
Nebraska	5	508,175.00	0.20%	6.924	358	81.11	601
Nevada	32	7,822,261.18	3.09%	7.100	358	79.58	619
New Hampshire	1	149,310.02	0.06%	8.500	358	80.00	525
New Jersey	10	1,733,620.28	0.69%	7.123	346	67.04	576
New Mexico	2	170,932.58	0.07%	8.827	112	79.02	637
New York	55	13,404,572.05	5.30%	7.302	355	75.10	596
North Carolina	33	5,384,557.25	2.13%	8.383	345	79.18	622
Ohio	47	5,396,821.08	2.13%	7.375	346	82.22	598
Oklahoma	21	1,889,772.68	0.75%	7.282	327	78.63	648
Oregon	23	3,487,720.52	1.38%	7.296	315	81.15	637
Pennsylvania	36	5,175,356.26	2.05%	8.193	339	79.96	584
South Carolina	6	1,216,817.93	0.48%	7.123	357	73.41	624
South Dakota	1	59,359.12	0.02%	7.875	358	90.00	526
Tennessee	24	2,548,379.09	1.01%	8.566	329	80.42	592
Texas	57	6,954,296.69	2.75%	7.623	318	76.08	612
Utah	5	813,813.01	0.32%	6.175	337	81.84	661
Virginia	82	21,028,318.82	8.31%	7.123	355	79.67	608
Washington	24	3,706,845.60	1.47%	6.968	348	80.81	632
West Virginia	4	313,042.51	0.12%	8.590	333	81.41	611
Wisconsin	7	688,174.64	0.27%	7.993	349	83.74	604
Wyoming	3	291,468.69	0.12%	7.632	345	82.21	638
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A	250	54,418,581.16	21.52%	6.812	349	77.58	608
A+	397	99,606,085.76	39.38%	6.471	354	80.05	664
A-	328	58,595,147.71	23.17%	7.694	348	79.22	576
B	132	20,440,682.29	8.08%	8.261	346	73.82	561
C	68	6,350,455.06	2.51%	10.215	329	71.88	543
D	14	1,476,738.21	0.58%	11.131	345	61.82	522
SD	52	12,041,039.29	4.76%	6.880	357	86.48	636
Total	1,241	252,928,729.48	100.00%	7.113	351	78.82	618

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	3	620,963.09	0.27%	6.126	358	74.20	665
3.500 - 3.999	46	14,349,887.21	6.35%	5.991	358	77.19	656
4.000 - 4.499	70	18,827,037.63	8.34%	6.228	358	77.43	643
4.500 - 4.999	83	21,948,429.86	9.72%	6.501	356	79.04	638
5.000 - 5.499	180	49,683,869.04	22.00%	6.511	358	78.29	639
5.500 - 5.999	197	44,737,903.49	19.81%	6.773	356	79.40	617
6.000 - 6.499	156	28,954,653.77	12.82%	7.326	354	81.54	610
6.500 - 6.999	116	22,298,843.73	9.87%	7.956	354	80.62	580
7.000 - 7.499	75	11,845,219.53	5.24%	8.267	352	80.93	564
7.500 - 7.999	23	5,062,078.54	2.24%	8.534	357	69.54	558
8.000 - 8.499	32	4,880,006.63	2.16%	9.804	353	77.49	552
8.500 - 8.999	18	1,960,895.65	0.87%	10.281	356	73.80	540
9.000 - 9.499	3	388,544.32	0.17%	10.057	358	73.40	529
9.500 - 9.999	1	125,500.00	0.06%	9.975	359	44.04	516
10.500 -10.999	1	185,000.00	0.08%	12.275	358	68.01	470
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	8	2,516,975.67	1.11%	5.723	358	79.17	651
4.000 - 4.499	16	4,266,111.14	1.89%	5.862	358	76.74	674
4.500 - 4.999	63	18,141,644.96	8.03%	5.915	358	78.71	658
5.000 - 5.499	124	36,150,314.48	16.01%	6.127	358	78.22	651
5.500 - 5.999	206	54,233,828.51	24.01%	6.497	358	79.01	635
6.000 - 6.499	144	34,632,104.83	15.33%	6.946	358	79.85	612
6.500 - 6.999	125	27,371,175.10	12.12%	7.292	357	80.82	599
7.000 - 7.499	88	16,990,104.05	7.52%	7.728	356	80.50	580
7.500 - 7.999	67	13,531,044.77	5.99%	8.297	357	76.39	560
8.000 - 8.499	22	3,806,221.82	1.69%	8.685	355	74.61	566
8.500 - 8.999	33	3,760,238.44	1.66%	9.276	347	81.42	544
9.000 - 9.499	15	1,804,839.41	0.80%	9.829	338	76.11	554
9.500 - 9.999	34	3,688,874.74	1.63%	9.937	328	75.70	573
10.000 -10.499	16	1,450,916.20	0.64%	10.811	334	75.39	548
10.500 -10.999	23	1,562,645.60	0.69%	10.810	307	78.41	577
11.000 -11.499	9	906,752.54	0.40%	11.380	312	78.71	501
11.500 -11.999	4	240,451.51	0.11%	11.928	323	71.99	560
12.000 -12.499	7	814,588.72	0.36%	12.185	299	66.42	581
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 -10.999	3	786,750.00	0.35%	4.810	359	77.12	687
11.000 -11.499	23	7,048,558.00	3.12%	5.270	359	78.06	678
11.500 -11.999	95	27,836,394.91	12.32%	5.772	358	78.81	656
12.000 -12.499	140	38,997,165.15	17.27%	6.214	358	79.28	645
12.500 -12.999	211	54,229,254.34	24.01%	6.664	358	78.44	633
13.000 -13.499	127	31,106,861.15	13.77%	7.178	358	79.58	599
13.500 -13.999	121	25,996,298.00	11.51%	7.546	358	80.06	591
14.000 -14.499	63	10,054,746.20	4.45%	8.013	357	82.54	583
14.500 -14.999	61	13,178,757.94	5.83%	8.494	357	77.51	557
15.000 -15.499	21	2,661,424.38	1.18%	8.740	343	75.25	560
15.500 -15.999	39	4,102,261.83	1.82%	9.376	338	77.71	552
16.000 -16.499	14	1,529,176.04	0.68%	10.034	338	76.17	560
16.500 -16.999	29	3,169,004.29	1.40%	9.981	330	76.46	569
17.000 -17.499	15	1,365,660.89	0.60%	10.882	336	74.98	540
17.500 -17.999	21	1,554,016.76	0.69%	10.449	310	78.99	560
18.000 -18.499	10	1,088,424.83	0.48%	10.836	309	77.71	505
18.500 -18.999	5	321,530.94	0.14%	10.843	318	72.75	551
19.000 -19.499	6	842,546.84	0.37%	11.853	299	68.46	579
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	39	5,429,306.52	2.40%	8.674	327	74.05	587
1.500	74	11,980,156.98	5.30%	7.389	351	81.93	600
2.000	9	1,801,930.85	0.80%	6.974	347	77.98	630
3.000	882	206,657,438.14	91.49%	6.940	357	78.89	619
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	922	213,163,438.12	94.37%	6.973	357	78.77	619
1.500	80	12,527,485.63	5.55%	7.523	347	81.46	601
2.000	1	108,945.70	0.05%	8.750	291	90.00	570
3.000	1	68,963.04	0.03%	9.900	298	80.26	622
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10/05/04	1	151,205.37	0.07%	10.000	301	80.00	496
11/01/04	25	2,150,053.29	0.95%	9.285	298	75.99	563
12/01/04	16	1,134,676.37	0.50%	10.534	298	79.88	554
12/07/04	1	55,242.70	0.02%	9.350	291	85.00	574
01/01/05	15	1,490,761.77	0.66%	9.051	293	74.52	610
02/01/05	6	848,288.86	0.38%	10.665	298	72.60	585
03/01/05	9	870,658.60	0.39%	9.656	299	84.45	586
04/01/05	24	1,686,640.10	0.75%	10.071	298	75.63	630
01/01/06	1	227,935.50	0.10%	6.150	351	80.00	580
02/01/06	1	265,199.21	0.12%	9.500	352	70.00	487
03/01/06	3	516,246.78	0.23%	6.655	353	79.92	601
04/01/06	1	194,627.94	0.09%	6.625	354	85.00	584
05/01/06	15	2,397,942.39	1.06%	7.304	355	84.96	585
06/01/06	12	2,455,436.59	1.09%	7.349	356	77.38	590
07/01/06	27	9,115,330.00	4.04%	6.661	357	75.49	614
07/20/06	1	360,000.00	0.16%	6.350	358	65.45	694
08/01/06	229	61,881,767.05	27.40%	6.777	358	78.91	624
08/11/06	1	60,733.18	0.03%	6.800	359	81.05	618
08/18/06	1	90,000.00	0.04%	7.625	359	100.00	645
09/01/06	273	70,596,410.00	31.26%	6.854	359	79.23	624
10/01/06	8	1,911,826.00	0.85%	6.459	360	78.45	631
04/01/07	5	1,270,864.73	0.56%	6.403	354	79.79	615
05/01/07	8	1,704,950.72	0.75%	6.714	355	84.87	639
06/01/07	14	2,080,781.04	0.92%	7.228	356	89.26	609
06/25/07	1	134,223.56	0.06%	8.125	357	80.00	546
07/01/07	10	2,942,123.74	1.30%	7.714	357	62.62	600
07/24/07	1	55,200.00	0.02%	7.500	358	80.00	581
08/01/07	116	25,890,154.00	11.46%	6.999	358	78.76	622
08/02/07	1	170,909.00	0.08%	9.125	359	77.73	509
09/01/07	170	31,922,244.00	14.13%	7.096	359	80.07	602
10/01/07	5	710,400.00	0.31%	6.954	360	83.38	553
08/01/09	1	126,000.00	0.06%	6.750	358	90.00	642
09/01/09	2	400,000.00	0.18%	6.817	359	80.00	676
Total	1,004	225,868,832.49	100.00%	7.006	356	78.93	618

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.